United States
Securities and Exchange Commission
Washington, D.C. 20549
Schedule 14A
Proxy Statement
Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

Filed by Registrant    ☒
Filed by a Party other than the Registrant      ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

AIR METHODS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The Exclusive Airborne Health Care Company...Since 1980

Air Methods Corporation
Denver/Centennial Airport
NASDAQ/GSMS:AIRM

May 10, 2010

TO THE STOCKHOLDERS OF AIR METHODS CORPORATION:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Air Methods Corporation to be held on Thursday, June 17, 2010, at the Company’s corporate offices, 7211 South Peoria Street, in Englewood, Colorado 80112, at 1:30 p.m., Mountain Time.

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1)	To elect George W. Belsey, C. David Kikumoto and MG Carl H. McNair, Jr. USA (Ret.) as Class I directors of the Company for three-year terms;

2)	To increase the number of authorized shares of our common stock, par value $.06 per share, by 7.5 million from 16,000,000 shares to 23,500,000 shares;

3)	Subject to approval of Proposal 2, to increase the number of shares available for issuance under the Amended and Restated 2006 Equity Compensation Plan from 600,000 to 1,000,000; and

4)	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

You will also vote on such other matters as may properly come before the meeting or any postponement or adjournment thereof.

Your attention is directed to the accompanying proxy statement which includes information about the matters to be considered at the Annual Meeting and certain other important information.  We encourage you to carefully review the entire proxy statement.

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting to be held on June 17, 2010.  The proxy statement and proxy card are available on the investor relations section of our website www.airmethods.com under the “Who We Are” tab.

As of April 19, 2010, the record date for the meeting, we had 12,464,121 shares of common stock outstanding.  You can vote all of the shares that you owned on the record date.  These shares include:  (1) shares held directly in your name as the stockholder of record (a “Record Holder”); and (2) shares held for you as the beneficial owner through a broker, bank or other nominee (a “Beneficial Owner”).  If you are a Beneficial Owner, your broker, bank or other nominee will enclose or provide voting instructions for you to use in directing the broker, bank or other nominee how to vote your shares.  However, if you are a Record Holder, you may mail your proxy, vote shares electronically at www.voteproxy.com or vote telephonically by telephoning 1-800-776-9437 (if dialing from anywhere in the United States) or 1-718-921-8500 (if dialing from a foreign country).

Please respond promptly to the proxy regardless of which voting method you use.  Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all of your shares are voted.

Thank you for your consideration.

/s/ George W. Belsey

FOR THE BOARD OF DIRECTORS,
George W. Belsey
Chairman of the Board

PLEASE RESPOND PROMPTLY TO THE ENCLOSED PROXY TO ENSURE THAT YOUR SHARES ARE VOTED.  IF RESPONDING BY REGULAR MAIL, PLEASE VERIFY THE PROXY IS SIGNED AND DATED.  A BUSINESS REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF YOU MAIL THIS PROXY FROM ANYWHERE IN THE UNITED STATES.

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The Exclusive Airborne Health Care Company...Since 1980

Air Methods Corporation
Denver/Centennial Airport
NASDAQ/GSMS:AIRM

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2010

TO THE STOCKHOLDERS OF AIR METHODS CORPORATION:

The 2010 Annual Meeting of Stockholders of Air Methods Corporation, a Delaware corporation (the “Company”), will be held at the Company’s principal executive offices, 7211 South Peoria Street, in Englewood, Colorado 80112, at 1:30 p.m., Mountain Time, on Thursday, June 17, 2010, for the following purposes:

1)	To elect George W. Belsey, C. David Kikumoto and MG Carl H. McNair, Jr. USA (Ret.) as Class I directors of the Company for three-year terms;

2)	To increase the number of authorized shares of our Common Stock, par value $.06 per share, by 7.5 million from 16,000,000 shares to 23,500,000 shares;

3)	To increase the number of shares available for issuance under the Amended and Restated 2006 Equity Compensation Plan from 600,000 to 1,000,000; and

4)	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

You will also vote on such other matters as may properly come before the meeting or any postponement or adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 17, 2010.  The proxy statement and proxy card are available on the investor relations section of our website www.airmethods.com under the “Who We Are” tab.

The Board of Directors of the Company has fixed the close of business on Monday, April 19, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting.  A list of such stockholders will be available at the Company’s corporate office commencing Tuesday, June 1, 2010, for review by interested parties.  The list will also be available at the Annual Meeting, and all stockholders are cordially invited to attend the Annual Meeting.

Accompanying this Notice and proxy statement is a copy of our 2009 Annual Report.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ Trent J. Carman

Trent J. Carman
Secretary

May 10, 2010
Englewood, Colorado

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AIR METHODS CORPORATION
7211 South Peoria Street
Englewood, CO 80112
(303) 792-7400

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2010

The Board of Directors of Air Methods Corporation, a Delaware corporation (the “Company”), is soliciting the enclosed proxy for use at our Annual Meeting of stockholders to be held on Thursday, June 17, 2010, beginning at 1:30 p.m. Mountain Time, at our corporate headquarters, located at 7211 South Peoria Street, in Englewood, Colorado 80112, and at any time and date to which the Annual Meeting may be properly adjourned or postponed. This proxy statement and the accompanying Notice of Annual Meeting of Stockholders describe the purpose of the Annual Meeting. Distribution of these proxy solicitation materials is scheduled to begin on or about May 10, 2010. The proxy statement and proxy card are also available on the investor relations section of our website www.airmethods.com under the “Who We Are” tab.

ABOUT THE MEETING

Why am I receiving this proxy statement and proxy card?

You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares on the proposals described below at the Annual Meeting.  This proxy statement describes issues on which we would like you to vote at our Annual Meeting.  It also provides you with information on these issues so that you may make an informed decision on the proposals to be voted on at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will vote on the following four items of business:

1)	To elect George W. Belsey, C. David Kikumoto and MG Carl H. McNair, Jr. USA (Ret.) as Class I directors of the Company for three-year terms;

2)	To increase the number of authorized shares of our common stock, par value $.06 per share, by 7.5 million from 16,000,000 shares to 23,500,000 shares;

3)	Subject to approval of Proposal 2, increase the number of authorized shares available for issuance under the Amended and Restated 2006 Equity Compensation Plan from 600,000 to 1,000,000; and

4)	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

You will also vote on such other matters as may properly come before the meeting or any postponement or adjournment thereof.

What are the Board’s recommendations?

Our Board of Directors recommends that you vote:

•	FOR election of each of the three (3) nominated directors (see Proposal 1).

•	FOR an increase in the number of authorized shares of our common stock, par value $.06 per share, by 7.5 million from 16,000,000 shares to 23,500,000 shares (see Proposal 2).

•	FOR an increase in the number of authorized shares available for issuance under the Amended and Restated 2006 Equity Compensation Plan from 600,000 to 1,000,000 (see Proposal 3).

•	FOR ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 (see Proposal 4).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What shares are entitled to vote?

As of April 19, 2010, the record date for the meeting, we had 12,464,121 shares of common stock outstanding. Each share of our common stock outstanding on the record date is entitled to one vote on each item being voted on at the meeting. You can vote all of the shares that you owned on the record date. These shares include:  (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most stockholders hold their shares through a broker or other holder of record rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner.  If your shares are held in a brokerage account, by a bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you from that holder together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote and are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, bank or other nominee has enclosed or provided voting instructions for you to use in directing the broker, bank or other nominee how to vote your shares.

Who may attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. If you are not a stockholder of record but hold shares through a broker, bank or other nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement as of April 19, 2010, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. Registration and seating will begin at 1:00 p.m. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

How may I vote my shares in person at the Annual Meeting?

Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described below so that your vote will be counted if you later decide not to attend the meeting.

How may I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, bank or other nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, bank or other nominee.

May I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the meeting by:  (1) delivering a written notice of your revocation to our corporate secretary at our principal executive office, 7211 South Peoria Street, Englewood, Colorado 80112; or (2) executing and delivering a later dated proxy. In addition, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What is a broker non-vote?

There is an important change this year regarding broker non-votes and director elections.  Under a new rule that is effective for the Annual Meeting, brokers, banks or other nominees are no longer permitted to vote in the election of directors if the broker has not received instructions from the beneficial owner. This represents a change from prior years when brokers had discretionary voting authority in the election of directors. In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization has not been received from you, as required under the new rules.  This is called a “broker non-vote.”  If you are a beneficial owner whose shares are held of record by a broker, bank or other nominee, you must instruct the broker, bank or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal for which the broker does not have discretionary authority to vote.  Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

At this Annual Meeting, your broker, bank or other nominee does not have discretionary voting authority to vote on (a) the election of directors, (b) an amendment to the Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, or (c) an increase in the number of authorized shares available for issuance under the Amended and Restated 2006 Equity Compensation Plan, without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. However, if you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under the new rules to vote your shares on the routine matter of ratification of KPMG LLP, even if the broker does not receive voting instructions from you.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy for which it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

What vote is required to approve each item?

Election of Directors.  In the election of directors, each candidate will be elected by a plurality of the affirmative votes of the Company’s common stock cast in person or by proxy at the Annual Meeting.

Increase in the Number of Authorized Shares of Common Stock.  The common stock proposed amendment to the Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $.06 per share, by 7.5 million from 16,000,000 shares to 23,500,000 shares, requires the affirmative vote of a majority of the shares of the Company’s common stock outstanding on April 19, 2010, the record date.

Increase in the Number of Shares Available for Issuance Under the Amended and Restated 2006 Equity Compensation Plan.  Approval of the amendment to the Amended and Restated 2006 Equity Compensation Plan to increase the number of shares available for issuance under the plan from 600,000 to 1,000,000 requires the affirmative vote of a majority of the shares of the Company’s common stock cast in person or by proxy at the Annual Meeting.

Ratification of KPMG LLP.  The affirmative vote of a majority of the shares of the Company’s common stock outstanding shares of common stock present in person or by proxy at the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account. You should sign and return all proxies for each proxy card that you receive in order to ensure that all of your shares are voted.

How may I vote on each of the proposals?

In the election of directors, you may vote FOR any or all of the nominees, or your vote may be WITHHELD with respect to any or all of the nominees. For the other matters, you may vote FOR or AGAINST each proposal, or you may indicate that you wish to ABSTAIN from voting on a proposal.

Who will count the proxy votes?

Votes will be counted by our transfer agent, American Stock Transfer & Trust Company.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the meeting other than the matters described in this proxy statement. If you grant a proxy, either of the officers named as proxy holder, Aaron D. Todd or Trent J. Carman or their nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If a nominee is not available as a candidate for Class I director, the person named as the proxy holder will vote your proxy for another candidate nominated by our Board of Directors.

What rights of appraisal or similar rights of dissenters do I have with respect to any matter to be acted upon at the meeting?

No action is proposed herein for which the laws of the State of Delaware or our bylaws provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders’ common stock.

ANNUAL REPORT

The Company also is mailing with this Proxy Statement its Annual Report for the year ended December 31, 2009, which includes financial statements as filed with the Securities and Exchange Commission (“SEC”) on Form 10-K.  The Annual Report does not constitute a part of the proxy soliciting material.  The Company will furnish a copy of the Form 10-K to any stockholder free of charge and will furnish a copy of any exhibit to the Form 10-K upon payment of the Company’s reasonable expenses in furnishing such exhibit(s). Interested parties may request a copy of the Form 10-K or any exhibit thereto from the Secretary of the Company at the Company’s principal offices, 7211 South Peoria Street, Englewood, Colorado 80112.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Introduction

The Company’s Board of Directors currently is comprised of ten directors, divided among three classes, with three directors in Class I, three directors in Class II, and four directors in Class III.  Class I directors’ terms will expire at the 2010 Annual Meeting to be held on June 17, 2010; Class II directors hold office for a term expiring at the 2011 Annual Meeting of Stockholders; and Class III directors hold office for a term expiring at the 2012 Annual Meeting of Stockholders.

Our Board of Directors has nominated George W. Belsey, C. David Kikumoto and MG Carl H. McNair, Jr. USA (Ret.)to serve as Class I directors for a three-year term expiring at the Annual Meeting of Stockholders in the year 2013 or until their successors have been duly elected and qualified, or until the earlier of their respective deaths, resignations or retirement.  The principal occupation and certain other information regarding the nominees and the other directors, whose terms of office will continue after the Annual Meeting, can be found beginning on page 13.  Information about the share ownership of the nominees and other directors can be found beginning on page 34.

Vote Required

Assuming the presence of a quorum, the three persons receiving the highest number of “FOR” votes from stockholders in the election of directors at the Annual Meeting will be elected.  Cumulative voting is not permitted in the election of directors.  Consequently, each stockholder is entitled to one vote for each share of common stock held in the stockholder’s name.  In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the proposal to elect each of George W. Belsey, C. David Kikumoto and MG Carl H. McNair, Jr. USA (Ret.) as Class I directors on our Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

Summary information concerning the Company’s directors and executive officers is set forth below:

Name	Age	Position	Class/Year Term of Office Expires(1)

George W. Belsey	70	Chairman of the Board	I/2010*
Ralph J. Bernstein	52	Director	III/2012
Mark D. Carleton	49	Director	III/2012
Samuel H. Gray	72	Director	II/2011
C. David Kikumoto	60	Director	I/2010*
MG Carl H. McNair, Jr. USA (Ret.)	76	Director	I/2010*
Lowell D. Miller, Ph.D.	77	Director	III/2012
David A. Roehr	53	Director	III/2012
Morad Tahbaz	54	Director	II/2011
Aaron D. Todd	48	Director and Chief Executive Officer	II/2011
Michael D. Allen	47	Senior Vice President, Hospital-Based Services	N/A
Trent J. Carman	49	Chief Financial Officer, Secretary and Treasurer	N/A
David L. Dolstein	61	Senior Vice President, Community-Based Services	N/A
Sharon J. Keck	43	Chief Accounting Officer and Controller	N/A
Paul Tate	59	Chief Operating Officer	N/A

*	Director nominee.
(1)	Refers to the calendar year in which the Annual Meeting of stockholders is expected to be held and at which the term of the pertinent director class shall expire.

Below, you can find the principal occupation and other information about each of the individuals listed in the chart set forth above.

Director Nominees – Class I Directors

Mr. George W. Belsey has served as Chairman of the Board of Directors since April 1994, and has served on the Board of Directors since December 1992. Mr. Belsey was appointed Chief Executive Officer of the Company effective in June 1994, and served in that capacity until July 2003, and thereafter provided consulting services to the Company pursuant to the terms of his Consulting Agreement which terminated in 2008.  Mr. Belsey previously served in various executive and administrative positions at the American Hospital Association and at a number of hospitals. He received his Bachelor’s Degree in Economics from DePauw University in Greencastle, Indiana, and holds a Master’s Degree in Business Administration from George Washington University, Washington, D.C.

Other Public Company Board Service:  None.

Recent Past Public Company Board Service:  None.

Key Attributes, Experience and Skills:  Mr. Belsey brings to the Board of Directors, among his other skills and qualifications, a vast understanding of the Company’s business acquired through his prior service as the Company’s Chief Executive Officer and Chairman of the Board.  Mr. Belsey has also served in other executive positions in the health care industry.  This experience, combined with his knowledge of the Company and its operations, make him particularly well-suited to serve as Chairman of the Board.  In light of the foregoing, our Board of Directors concluded that Mr. Belsey should be re-elected as a member of our Board of Directors.

Mr. C. David Kikumoto has served on the Board of Directors since June 2004.  Mr. Kikumoto is the cofounder and Chief Executive Officer of Denver Management Advisors.  From 1999 to 2000, Mr. Kikumoto was President and Vice Chairman of Anthem Blue Cross and Blue Shield, Colorado and Nevada, and from 1987 to 1999, served in several roles, including CEO of Blue Cross and Blue Shield of Colorado, Nevada and New Mexico.  He received his Bachelor of Science degree in accounting from the University of Utah, pursued graduate studies at the University of Utah, and graduated from the Executive Development Program at the University of Chicago.

Other Public Company Board Service:  Corgenix (2006 – present).

Recent Past Public Company Board Service:  None.

Key Attributes, Experience and Skills:  Mr. Kikumoto brings to the Board of Directors, among his other skills and qualifications, significant experience in the health care industry, as well as extensive management and operations experience gained while serving in executive positions with Athem Blue Cross and Blue Shield.  In light of the foregoing, our Board of Directors concluded that Mr. Kikumoto should be re-elected as a member of our Board of Directors.

Major General Carl H. McNair, Jr., USA (Ret.) has served on the Board of Directors since March 1996.  In April 1999, General McNair retired from his position as Corporate Vice President and President, Enterprise Management, for DynCorp, a technical and professional services company headquartered in Reston, Virginia, where he was responsible for the company’s core businesses in facility management, marine operations, test and evaluation, administration and security, and biotechnology and health services.  He currently serves as Special Assistant, Government Relations and Legislative Affairs, in the corporate offices of Computer Sciences Corporation.  General McNair has a Bachelor of Science degree in Engineering from the U.S. Military Academy at West Point, a Bachelor’s degree and Master’s degree in Aerospace Engineering from the Georgia Institute of Technology, and a Master of Science degree in Public Administration from Shippensburg University.

Other Public Company Board Service:  None.

Recent Past Public Company Board Service:  None.

Key Attributes, Experience and Skills:  Major General Carl H. McNair, Jr. USA (Ret.) brings to the Board of Directors, among his other skills and qualifications, a vast understanding of the aviation and health care industries, and a technical understanding of our business that he gained through his service in the military and DynCorp.  Further, he has significant knowledge and understanding of our business and operations, which he gained through his prior service on our Board.  In light of the foregoing, our Board of Directors has concluded that Major General Carl H. McNair, Jr. USA (Ret.)should be re-elected as a member of our Board of Directors.

Continuing Directors for Term Ending Upon the 2011 Annual Meeting of Stockholders – Class II Directors

Mr. Samuel H. Gray has served on the Board of Directors since March 1991.  From 1989 to 2000, he was Chief Executive Officer of The Morris Consulting Group, Inc., a health care industry consulting firm, and between 2000 and 2006 served as a Vice President of the Mattson Jack Group, Inc., also a health care consulting firm. Currently, he is an independent health care consultant.  Mr. Gray received a Bachelor of Science degree from the University of Florida.

Other Public Company Board Service:  None.

Recent Past Public Company Board Service:  None.

Key Attributes, Experience and Skills:  Mr. Gray brings to the Board of Directors, among his other skills and qualifications, a significant understanding of the industry in which we operate.  Mr. Gray has significant management experience that he gained while serving in various executive capacities for companies in the health care and pharmaceutical industries for a period of 40 years. In light of the foregoing, our Board of Directors has concluded that Mr. Gray should continue as a member of our Board.

Mr. Morad Tahbaz has served on the Board of Directors since February 1994.  He is a co-founder and General Partner of Americas Partners, an investment firm.  Additionally, Mr. Tahbaz is the founder and a partner of M.T. Capital, L.L.C., an investment company for real estate and private equity transactions.  Mr. Tahbaz received his Bachelor’s degree in Philosophy and Fine Arts from Colgate University and attended the Institute for Architecture and Urban Studies in New York City.  He holds a Master’s degree in Business Administration from Columbia University Graduate School of Business.

Other Public Company Board Service:  None.

Recent Past Public Company Board Service:  Empire Resorts, Inc. (2003 – 2005).

Key Attributes, Experience and Skills:  Mr. Tahbaz brings to the Board of Directors, among his other skills and qualifications, valuable strategic planning and management skills gained as a General Partner of Americas Partners.  In light of the foregoing, our Board of Directors has concluded that Mr. Tahbaz should continue as a member of our Board.

Mr. Aaron D. Todd has served on the Board of Directors since June 2002 and as Chief Executive Officer since July 2003.  He joined the Company as Chief Financial Officer in July of 1995 and was appointed Secretary and Treasurer during that same year.  Mr. Todd holds a Bachelor of Science degree in Accounting from Brigham Young University.

Other Public Company Board Service:  None.

Recent Past Public Company Board Service:  None.

Key Attributes, Experience and Skills:  Mr. Todd brings to the Board of Directors, among his other skills and qualifications, a vast understanding of financial and accounting matters, as well as significant knowledge and understanding of our business and operations.  In light of the foregoing, our Board of Directors concluded that Mr. Todd should continue as a member of our Board.

Continuing Directors for Term Ending Upon the 2012 Annual Meeting of Stockholders – Class III Directors

Mr. Ralph J. Bernstein has served on the Board of Directors since February 1994.  He is a co-founder and General Partner of Americas Partners, an investment firm.  He holds a Bachelor of Arts Degree in Economics from the University of California at Davis.

Other Public Company Board Service:  Empire Resorts, Inc. (2003 - present).

Recent Past Public Company Board Service:  None.

Key Attributes, Experience and Skills:  Mr. Bernstein brings to the Board of Directors, among his other skills and qualifications, valuable strategic planning and management skills gained as a General Partner of Americas Partners.  In light of the foregoing, our Board of Directors has concluded that Mr. Bernstein should continue as a member of our Board.

Mr. Mark D. Carleton has served on the Board of Directors since August 2008 and has been a Senior Vice President at Liberty Media Corporation since December 2003.   His primary responsibilities include corporate development and oversight of Liberty’s technology, telecom, satellite and sports interests.   Prior to joining Liberty Media Corporation, Mark was a partner at KPMG LLP, where he had overall responsibility for the communications sector.   Mr. Carleton was also a member of KPMG LLP’s Board of Directors.  Mr. Carleton received a Bachelor of Science degree in Accounting from Colorado State University, where he currently is a member of the College of Business Global Leadership Council.  He also is a member of the University of Colorado Sports and Entertainment Advisory Council.

Other Public Company Board Service:  Live Nation Entertainment (February 2010 – present) and Mobilestreams Limited (January 2006 – present).

Recent Past Public Company Board Service:  The DIRECTV Group, Inc. (May 2008 – June 2009) and Ticketmaster Entertainment (August 2008 – February 2010).

Key Attributes, Experience and Skills:  Mr. Carleton brings to the Board of Directors, among his other skills and qualifications, financial and accounting expertise acquired while serving as a partner at KPMG LLP.  In addition, Mr. Carleton has experience serving as a director of a number of other public companies which has provided him with extensive corporate governance experience.  In light of the foregoing, our Board of Directors concluded that Mr. Carleton should continue as a member of our Board.

Dr. Lowell D. Miller has served on the Board of Directors since June 1990.  Since 1989, Dr. Miller has been involved with various scientific endeavors including a pharmaceutical research and development consulting business and as a guest lecturer at the university level.  In addition, he has led or been involved with many fund-raising activities for educational purposes.  He is a long-term member of the American Chemical Society and the American Society of Toxicology and is a registered Clinical Chemist.  Dr. Miller has a Bachelor of Science degree, a Master’s degree in Biochemistry and a Doctorate degree in Biochemistry all awarded by the University of Missouri.

Other Public Company Board Service:  None.

Recent Past Public Company Board Service:  None.

Key Attributes, Experience and Skills:  Dr. Miller brings to the Board of Directors, among his other skills and qualifications, institutional knowledge of our business and operations, as well as a technical understanding of the issues confronting the health care industry.  In light of the foregoing, our Board of Directors concluded that Dr. Miller should continue as a member of our Board.

Mr. David A. Roehr has served on the Board of Directors since May 2008.  He was affiliated with Cabela’s, Inc., an outfitter of hunting, fishing, camping and outdoor gear, from 1994 to 2006, where he served in various capacities including Executive Vice President, President and Chief Financial Officer.  Mr. Roehr received his undergraduate degree (with high distinction) in 1978 from the University of Nebraska majoring in business administration with an emphasis in accounting.  He holds a Master of Taxation degree awarded in 1980 from the University of Denver College of Law and Business Administration.

Other Public Company Board Service:  None.

Recent Past Public Company Board Service:  The Buckle, Inc. (2000 – 2009).

Key Attributes, Experience and Skills:  Mr. Roehr brings to the Board of Directors, among his other skills and qualifications, significant experience in accounting and finance gained through his service with Cabela’s, Inc.  In addition, Mr. Roehr’s service on the board of directors of The Buckle, Inc. provided him with corporate governance experience.  In light of the foregoing, our Board of Directors concluded that Mr. Roehr should continue as a member of our Board.

Executive Officers*

Mr. Michael D. Allen was named Senior Vice President of Hospital-Based Services in January 2006. Since 1992, Mr. Allen has served the Company in several other positions including line pilot, safety representative, aviation site manager, training captain/check airman and operations manager.  Prior to joining the Company, Mr. Allen was a commercial pilot for two years and served as a pilot in the U.S. Army for five years.  Mr. Allen graduated from Portland State University with a Bachelor of Science degree in Mathematics.

Mr. Trent J. Carman joined the Company in April 2003 and is the Chief Financial Officer, Secretary and Treasurer.  Prior to joining the Company, Mr. Carman served as Chief Financial Officer of StorNet, Inc. from January 2000 until April 2003, and served in various capacities including Senior Vice President and Chief Financial Officer for United Artists Theatre Circuit, Inc., from June 1992 until January 2000. Mr. Carman received his Bachelor of Science degree in Accounting from Utah State University and holds a Master’s degree in Business Administration-Finance from Indiana University.

Mr. David L. Dolstein joined the Company in July 1997 with the acquisition of Mercy Air Service, Inc.  He serves as Senior Vice President, Community-Based Services and as President of Mercy Air Service, Inc., a continuation of his responsibilities preceding the Company’s acquisition of Mercy Air Service, Inc.  Mr. Dolstein received a Bachelor of Science degree in 1974 from Central Missouri State University with postgraduate studies in industrial safety.

Ms. Sharon J. Keck joined the Company as Accounting Manager in October 1993 and was named Controller in July of 1995.  She assumed the additional position of Chief Accounting Officer in January 2002.  Ms. Keck holds a Bachelor of Science degree in Accounting from Bob Jones University.

Mr. Paul H. Tate was appointed as the Chief Operating Officer of the Company on March 31, 2008, and served on the Company’s Board of Directors from September 2003 to March 31, 2008.  Prior to his appointment as the Company’s Chief Operating Officer, Mr. Tate was the Executive Vice President and Chief Financial Officer of Frontier Airlines.  Before joining Frontier in October 2001, he was Executive Vice President and Chief Financial Officer for Colgan Air, Inc., a U.S. Airways Express carrier.  Mr. Tate served as Senior Vice President-Finance and Chief Financial Officer of Atlantic Coast Airlines Holdings, Inc. from 1997 to 2000 and has served in financial officer positions with Midway Airlines and Reno Air, Inc.  Mr. Tate, a certified public accountant, received his undergraduate degree in economics and his Master’s degree in Business Administration from Northwestern University in 1973 and 1975, respectively.

* Biographical information for Mr. Aaron D. Todd, our Chief Executive Officer, is set forth above under Class II Directors.

CORPORATE GOVERNANCE AND BOARD MATTERS

Governance Principles

The Board of Directors believes that the purpose of corporate governance is to seek to maximize stockholder value in a manner consistent with legal requirements and the highest standards of integrity.  The Board of Directors has adopted and adheres to corporate governance practices which the Board of Directors and senior management believe promote this purpose and are sound and represent best practices.  We regularly review these governance practices, Delaware law (the state in which we are incorporated), rules and listing standards of The NASDAQ® Stock Market, the SEC regulations, as well as best practices suggested by recognized corporate governance authorities.

Board Leadership Structure

The Board of Directors separated the positions of Chairman and Chief Executive Officer in July 2003, after Mr. Belsey stepped down as our Chief Executive Officer and Mr. Todd was appointed to serve as our Chief Executive Officer.  Separating these positions allows our Chief Executive Officer to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day business operations and allows our Chairman to lead the Board of Directors in its oversight and advisory roles. Because of the many responsibilities of the Board of Directors and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Company believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and, as a corollary, enhances the Company’s prospects for success. The Board of Directors also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management.  At this time, the Board of Directors has determined for the foregoing reasons that its leadership structure is appropriate and in the best interests of the Company’s stockholders.  The Company will continue to periodically evaluate whether this leadership structure best serves the Company and its stockholders.

Board Risk Oversight

Our Board of Directors, together with our executive officers, oversees the management of risks inherent in the operation of the Company’s businesses and the implementation of its strategic plan. The Board of Directors performs this oversight role by reviewing the operations of the Company’s business and corporate functions and addressing the primary risks associated therewith. The Board has delegated certain responsibilities to the finance and strategic planning committee and the audit committee, including, among other things, reviewing the risks associated with the Company’s strategic plan, discussing policies with management with respect to financial risk assessment and enterprise risk management, developing guidelines to govern the process by which major financial and accounting risk assessment is undertaken by the Company, identifying the primary risks to the Company’s business and interim updates of those risks, and monitoring and evaluating the primary risks associated with particular business units and functions. In performing such functions, the audit committee and the finance and strategic planning committee have full access to management, as well as the ability to engage advisors.

The audit committee and the finance and strategic planning committee provide reports to the Board regarding the risk areas identified above.  In addition, the compensation/stock option committee and the nominating and governance committee address the risk areas addressed above during their respective meetings.  The Board believes that the work undertaken by the audit committee and the finance and strategic planning committee, together with the work of the full Board and our executive officers, enables the Board to effectively oversee the Company’s risk management.

Board Membership and Director Independence

Currently, the Company’s Board of Directors has ten members.  The Board of Directors has determined that eight of those ten directors, namely Dr. Miller and Messrs. Bernstein, Carleton, Gray, Kikumoto, McNair, Roehr, and Tahbaz, satisfy The NASDAQ® Stock Market standard for director independence.  The Board of Directors has determined that Mr. Todd, as our Chief Executive Officer, and Mr. Belsey, as a result of his consulting agreement, which terminated in 2008, are not independent under The NASDAQ® Stock Market standard for director independence.

The Board of Directors held four meetings in 2009.  Each director attended at least 75% of the Board of Directors and applicable committee meetings during 2009.  The Company encourages each member of the Board of Directors to attend each Annual Meeting of the stockholders.  Three members of the Board of Directors attended the Company’s 2009 Annual Meeting.

Our Board of Directors conducts its business through meetings of the Board and through activities of the standing committees, as further described below.  The Board and each of the standing committees meet throughout the year on a set schedule and also hold special meetings and act by written consent from time to time, as appropriate. Board agendas include regularly scheduled executive sessions of the independent directors to meet without the presence of management.  The Board has delegated various responsibilities and authority to different committees of the Board, as described below.  Members of the Board have access to all of our members of management outside of Board meetings.

Committees of the Board of Directors

The Board of Directors has established an audit committee, finance and strategic planning committee, compensation/stock option committee and a nominating and governance committee.  Each of the committees regularly report on their activities and actions to the full Board of Directors. The full text of all of the charters for each Board committee other than the finance and strategic planning committee, which does not operate pursuant to a written charter, is available on the Company’s website at www.airmethods.com. The contents of our website are not incorporated by reference into this document for any purpose.

Audit Committee

The audit committee, which met five times during 2009, currently consists of Messrs. McNair (Chairman), Carleton, Gray and Roehr.  The Board of Directors has determined that all members of the Audit Committee are “independent” within the meaning of the listing standards of The NASDAQ® Stock Market and the SEC rules governing audit committees. In addition, the Board of Directors determined that Messrs. Carleton and Roehr meet the criteria of an “audit committee financial expert” as defined under the applicable SEC rules.

See the “Audit Committee Report” below for a description of the audit committee’s duties and responsibilities.

Finance and Strategic Planning Committee

The finance and strategic planning committee was formed by the Board of Directors in April 2003. The current members of the finance and strategic planning committee are Messrs. Tahbaz (Chairman), Bernstein, Carleton, Kikumoto, Todd, and Roehr. The finance and strategic planning committee oversees establishment and achievement of corporate financial objectives and key growth initiatives.  In addition, the committee analyzes and evaluates the capital structure of the Company.  The finance and strategic planning committee met six times in 2009.

Compensation/Stock Option Committee

The compensation/stock option committee currently consists of Dr. Miller (Chairman) and Messrs. Bernstein, Gray and Kikumoto. The compensation/stock option committee, which met six times in 2009, is responsible for making recommendations to the Board of Directors regarding executive compensation matters.  The specific nature of the Compensation Committee’s responsibilities are described under the “Compensation Discussion and Analysis.”

The Board of Directors has determined that all members of the compensation/stock option committee are “independent” within the meaning of The NASDAQ® Stock Market’s listing standards.

Nominating and Governance Committee

The nominating and governance committee currently consists of Messrs. Gray (Chairman), Tahbaz and Dr. Miller.  The nominating and governance committee provides committee membership recommendations to the Board of Directors along with changes to those committees.  In addition, the nominating and governance committee identifies, evaluates and recommends to the Board individuals, including individuals proposed by stockholders, qualified to serve as members of the Board of Directors.  The nominating and governance committee also identifies, evaluates and recommends to the Board, the nominees for election as directors of the Company at the next annual or special meeting of stockholders at which directors are to be elected.  The nominating and governance committee also develops and recommends to the Board of Directors corporate governance principles applicable to the Company.  The nominating and governance committee met four times in 2009.

The Board of Directors has determined that all members of the nominating and governance committee are “independent” within the meaning of The NASDAQ® Stock Market’s listing standards.

Nomination of Directors

In accordance with its written charter, the nominating and governance committee investigates suggestions for candidates for membership on the Board of Directors, including candidates nominated by our stockholders, and recommends prospective directors, as required, to provide an appropriate balance of knowledge, experience and capability on the Board of Directors.

Directors may be nominated by the Board of Directors or by stockholders in accordance with our Bylaws. Our Bylaws provide that nominations for the election of directors may be made by the Board of Directors or a committee of the Board of Directors or by any stockholder entitled to vote for the election of directors.  Nominations for director may be made by any stockholder entitled to vote in the election of directors generally, but only if written notice of such stockholder’s intent to make such nomination has been given to the Secretary of the Company not later than (i) with respect to an election to be held at an Annual Meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding Annual Meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.  Each such notice must set forth the following:  (a) the name and address of the stockholder intending to make the nomination and of the person or persons to be nominated; (b) representation that the stockholder is a holder of record of stock of the Company entitled to vote and intends to appear in person or by proxy at the meeting to make such nomination; (c) a description of all arrangements or understandings between the stockholder and the nominee and any other person pursuant to which the nomination is to be made by the stockholder; (d) such other information regarding the nominee required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of the nominee to serve as a director of the Company if so elected.  The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

In recommending candidates for appointment or re-election to the Board of Directors, the nominating and governance committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, specifically, the Board considers, among other things, the candidate’s independence, character, corporate governance skills and abilities, business experience, industry specific experience, training and education, commitment to performing the duties of a directors, and other skills, abilities or attributes that fill specific needs of the Board or its committees.  While there is no formal policy with regard to consideration of diversity in identifying director nominees, the nominating and governance committee considers diversity in business experience, professional expertise, gender and ethnic background, along with various other factors when evaluating director nominees.

In addition the nominating and governance committee seeks to ensure that at least a majority of the directors are independent under the rules of The NASDAQ® Stock Market, and that members of the Company’s audit committee meet the financial literacy and sophistication requirements under The NASDAQ® Stock Market rules and at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.  Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time to Board duties.

In determining whether to recommend a director for re-election, the nominating and governance committee considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board of Directors.

Code of Ethics

We have adopted a Code of Ethics for directors, officers, and employees.  This Code of Ethics is intended to promote honest and ethical conduct, compliance with applicable laws, full and accurate reporting, and prompt internal reporting of violations of the code, as well as other matters.  We will provide a copy of our Code of Ethics to any person, without charge, upon written request to:  Secretary, Air Methods Corporation, 7211 S. Peoria, Englewood, Colorado 80112.  The Code of Ethics also is available on our corporate website, which is www.airmethods.com.  The contents of our website are not incorporated by reference into this document for any purpose.

Certain Relationships and Related Transactions

Transactions with Related Persons

None.

Review, Approval or Ratification of Transactions with Related Persons

The audit committee charter charges the committee with the responsibility to investigate, review, and report to the Board the propriety and ethical implications of any transactions between the Company and any employee, officer, or Board member, or any affiliates of the foregoing.  After the audit committee’s review and analysis of such transaction, the Board will only approve or ratify transactions that are fair to the Company and not inconsistent with the best interests of the Company and its stockholders.  Applicable transactions may be reported to the audit committee by our independent auditors, employees, officers, Board members, or other parties.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee has been or will be one of the Company’s officers or employees. The Company does not have any interlocking relationships between its executive officers and the compensation committee and the executive officers and compensation committee of any other entities, nor has any such interlocking relationship existed in the past.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on our review of the copies of reports filed and upon written representations, we believe that during 2009, executive officers, directors and ten percent stockholders of the Company were in compliance with their filing requirements under Section 16(a) of the Exchange Act of 1934, as amended, except for the Form 4 filed on behalf of Mr. Bernstein on February 27, 2009, reporting a sale pursuant to his Rule 10b5-1 trading plan.  The Form 4 was filed late due to a delay in notification.

STOCKHOLDER COMMUNICATIONS

The Board of Directors recommends that stockholders initiate any communications with the Board of Directors in writing directed to the Company’s secretary at:  Secretary, Air Methods Corporation, 7211 South Peoria, Englewood, Colorado 80112.  This centralized process assists the Board of Directors in reviewing and responding to stockholder communications in an appropriate manner.  Each communication intended for the Board of Directors and received by the secretary that is a communication made by the stockholder in such capacity (as opposed to acting in its capacity as a party with a commercial relationship with the Company) will be promptly forwarded to the specified party.

COMPENSATION DISCUSSION AND ANALYSIS

Objectives

This Compensation Discussion and Analysis describes the philosophy and the material elements of our compensation program for our executive officers, including our chief executive officer, our chief financial officer and our four most highly compensated executive officers (collectively, the “executive officers”).  Our compensation programs are intended to provide a link between increasing the long-term value of stockholder investment in the Company and the compensation earned by our executive officers. The objectives of our compensation programs are to:

•	Attract and retain executives capable of leading us to meet our business objectives;
•	Adequately compensate our executive officers for achieving important short-term objectives;
•	Align the interests of executive officers and stockholders through the use of equity and other long-term incentives; and
•	Reward executives for achieving sustainable increases in the value of stockholders’ investments.

Elements of Executive Compensation

Our compensation structure consists of two components, each of which is described below.

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The first component consists of competitive base pay for executive officers, plus a competitive suite of retirement, health, and welfare benefits.  Our executive officers enjoy the same retirement, health and welfare package as all of our exempt employees, except that we also provide additional disability income protection insurance coverage to our executive officers.  Our base pay and benefits are designed to attract and retain world-class executives and to be sufficiently robust to retain executive officers during times when incentive compensation is low.

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The second component consists of a short-term (annual) bonus award, which is linked to individual and Company performance on a year-by-year basis, as well as long-term incentive awards granted under the Amended and Restated 2006 Equity Compensation Plan (“2006 Plan”) and the Economic Value Added Bonus Plan (the “EVA Plan”), which is discussed below.  The 2006 Plan allows for grants of incentive stock options, non-statutory stock options, shares of restricted stock and stock appreciation rights.  Both of the plans are designed to reward executive officers for increasing the value of stockholders’ investment.

EVA Plan

The Board of Directors of the Company adopted the EVA Plan on February 5, 2009.  Under the EVA Plan, Messrs. Allen, Carman, Dolstein, Tate, and Todd are eligible to receive incentive compensation based upon the financial performance of the Company during the period of time commencing January 1, 2009 and ending on December 31, 2010 (the “Performance Period”).  The EVA Plan is designed to reward the executives for sustained, continuous improvement in operating profit in relation to the invested capital employed in the business. The compensation/stock option committee (the “compensation committee”) believes that, compared to such common performance measures as return on capital, return on equity, growth in earnings per share and growth in cash flow, the EVA Plan has the highest correlation with the creation of value for stockholders over the long term.

The amounts that participants are eligible to receive under the EVA Plan will be based upon the “Economic Value Added” during the Performance Period.  Under the EVA Plan, “Economic Value Added” shall be (a) the 2010 Closing Valuation minus (b) the 2009 Opening Valuation.  The foregoing valuations shall be determined as follows:

•
The “2009 Opening Valuation” is calculated as follows:  (a) EBITDA for the fiscal year ended December 31, 2008 multiplied (b) by the Business Valuation Multiple (as defined in the EVA Plan), minus (c) any debt as of December 31, 2008, plus (d) any cash as of December 31, 2008.

•
The “2010 Closing Valuation” is calculated as follows:  (a) EBITDA for the fiscal year ended December 31, 2010 multiplied (b) by the Business Valuation Multiple, minus (c) any debt as of December 31, 2010, plus (d) any cash as of December 31, 2010.

The compensation committee will determine the Economic Value Added after the Performance Period, but in no event later than March 11, 2011.  Each participant is eligible to receive a certain percentage (as set forth in the EVA Plan) of any amounts due under the EVA Plan.  Such payments shall be payable in three equal installments on each of March 11, 2011, January 1, 2012 and 2013 (the “Payment Dates”).  However, to receive any such amounts, the executive must be employed by the Company and hold the same, equivalent, or more senior position as set forth in the EVA Plan on each of the scheduled Payment Dates.  Payments under the EVA Plan may be accelerated upon certain events, including, without limitation, upon a change in control.

Reasons for Paying Each Element of Compensation

The reasons for paying each element of compensation are as follows:

•
Salary and benefits are paid for ongoing performance throughout the year.  The amount of base salary payable to each executive officer is commensurate with each executive’s responsibilities, experience and past performance.

•
The annual bonus component of executive compensation is in place to encourage and reward the achievement of the various Company objectives, including, among other things, certain growth targets of our community-based services, securing and retaining hospital-based service contracts, achieving earnings per share goals and divisional earnings goals.  The annual bonus rewards the achievement of short-term objectives which should eventually translate into a sustainable increase in stock price.

•
The long-term incentive compensation currently consists of options, time-vested restricted stock and cash awarded under the 2006 Plan and the EVA Plan.  Our long term incentive compensation is designed to reward executives if they are successful in increasing the value of stockholder investment.  It also helps encourage executives to avoid behavior which results in short-term benefit at the expense of long-term share value.

Determination of the Amount and Formula for Each Element of Pay

Generally, we choose to pay various elements of compensation based on (1) the base pay necessary to attract and retain talent, (2) internal equity, and (3) corporate and individual performance. Specific factors considered for each element of compensation are as follows:

•
Base pay is set by the compensation committee in an amount which is adequate to attract and retain the talent that the Company needs. The amount of base salary payable to each executive officer is commensurate with each executive’s responsibilities, experience and past performance.  The compensation committee is careful to take into account internal equity and the relative value of individual executive officer jobs, as well as the value of the jobs immediately below the executive officer level.  The Company operates in a relatively unique industry and it is not possible to look at similar peer companies to ensure that the Company is competitive with market practices base pay.  Base pay is not utilized by the Company to reward outstanding individual and/or corporate performance, which is instead tied to the short-term and long-term incentive plans.

Base pay is periodically increased to take into account increased responsibilities or increases in the cost of living.  In 2009, the compensation committee did not recommend increases to any of the executive officers’ base salary, and the compensation committee prohibited any such increases through March 1, 2010.  The compensation committee agreed to reevaluate whether the base salaries payable to the executive officers should be increased for fiscal year 2010 at the February 2010 committee meeting.  After discussion among the compensation committee members, and in an effort to retain the executive officers going forward, the compensation committee agreed that effective March 1, 2010, each of the executive officers would receive a 4.5% salary increase.  In addition to the 4.5% salary increase, and prior to the effectiveness thereof, the compensation committee agreed to increase Mr. Allen’s base salary by 15%.  The compensation committee granted such increase in recognition of Mr. Allen’s increasing responsibilities and to increase his base salary to an amount comparable to that received by the other executive officers.

•
The annual bonus opportunity for the executive officer group ranges from 25% to 40% of the executive officers’ respective base pay.  Amounts above the target can be granted in the case of outstanding individual and corporate performance according to a predetermined formula, discussed below.  It is the intent of the compensation committee that outstanding corporate and individual performance be rewarded through the bonus program, rather than by permanent additions to base salary.

•
The bonus amount for each executive officer, other than the Chief Accounting Officer, is tied to a formula which takes into account corporate performance, divisional performance, and pre-determined objective individual goals established by the compensation committee upon the recommendation of Mr. Todd, the Company’s Chief Executive Officer. The compensation committee, together with the Board of Directors, establishes the individual goals for Mr. Todd.  The individual goals do not amount to more than 25% of the total award.  The bonus amount for the Chief Accounting Officer is determined according to whether annual individual goals, which are set by the Chief Financial Officer and the Chief Executive Officer, are attained.  The Chief Financial Officer and the Chief Executive Officer make a recommendation to the compensation committee and the committee determines the bonus for the Chief Accounting Officer, taking into account their recommendation.  The rationale for excluding the Chief Accounting Officer from the formula bonus is to help avoid actual and apparent financial self-interest on the part of the Chief Accounting Officer in the achievement of key financial measures.

•
The amount of actual bonus paid to executive officers, other than the Chief Accounting Officer, depends on the extent to which the corporate performance goals and each of the individual goals have been met.  In 2009, Messrs. Allen, Carman, Tate and Todd received annual bonuses in the amounts disclosed in the Summary Compensation Table for achievement of certain corporate performance goals, primarily related to, among other things, achieving pre-determined earnings per share targets.  Ms. Keck and Mr. Dolstein received discretionary bonuses in the amounts set forth in the Summary Compensation Table.  Mr. Todd recommended to the compensation committee that Ms. Keck and Mr. Dolstein receive such bonus amounts for achievement of certain personal goals.  The discretionary bonuses paid to Mr. Dolstein and Ms. Keck represented approximately 25% of their respective 2009 base salaries.

•
The long-term incentives granted in 2009 and 2010 under the 2006 Plan consisted of stock options.  The compensation committee considered both individual performance and the financial impact of the grant on the Company, when determining the size of the grants.

The specific performance targets are not disclosed in this proxy because such disclosure would result in competitive harm to the Company.  The Company is involved in a unique business with very few competitors, in particular public company competitors.  Accordingly, the disclosure of such financial information may provide insight into the Company’s planning process and projections.  For the objectively measurable corporate strategic initiatives, the compensation committee established precise measures and determined the relative weight to be given to each measure, as well as the requirements as to how many of the measures needed to be achieved in order to reach threshold, target and maximum goals.

At the time that they are set, the targets that the compensation committee establishes are substantially uncertain to be achieved. The threshold-level goals can be characterized as “stretch but attainable,” meaning that based on historical performance, although attainment of this performance level is uncertain, it can reasonably be anticipated that threshold performance may be achieved, while the target and maximum goals represent increasingly challenging levels of performance.

Specific Forms of Compensation and the Role of Discretion

In the past, the compensation committee has retained the authority to review executive officer base compensation and to make increases based on change of responsibility, cost of living, and market norms.  Also, the compensation committee has retained the authority to make long-term incentive grants based on executive performance and market norms.  The compensation committee intends to retain the discretion to make decisions about executive officer base compensation and certain levels of stock option grants and restricted stock with or without predetermined performance goals.

The compensation committee may make future grants of options, restricted stock, or other equity compensation, subject to objective performance goals.  At this time, it has not determined whether it would exercise discretion to reduce the size of an award or payout even if performance goals are not met.  However, the compensation committee has no current intention to increase the size of any objectively determined equity compensation award, especially if performance goals are not met.

Policies for Allocating Between Long-Term and Short-Term Incentives

Our philosophy is to place the executive team in the shoes of the stockholders to the greatest extent possible.  Therefore, the largest potential component of compensation comes from payment and awards under the long-term incentive plans, the 2006 Plan and the EVA Plan.  That is, when the value of stockholders’ investment is increased, executives have the greatest opportunity for gain.

The currently paid-out compensation consists of base pay in an amount commensurate with each executive officer’s responsibilities, experience and past performance.  The intention of the compensation committee is that rewards for exceptional Company and individual performance be attached to incentive compensation, rather than be built into base pay.

The currently paid-out compensation also consists of the annual incentive bonus.  The compensation committee acknowledges that annual bonuses are an important part of achieving yearly goals which should over time turn into a sustained increase in share value.  While the compensation committee believes that the annual bonuses paid should be sufficient to drive superior annual performance, it also believes that the bulk of executives’ rewards should be attached to the long-term incentive, rather than the annual incentive.

Allocation Between Cash and Non-Cash Compensation

The most significant forms of non-cash compensation are the long-term incentive opportunities under the 2006 Plan and the EVA Plan, and they are the most significant portion of the total compensation package for the reasons stated above.  The only other sources of non-cash compensation are the 401(k) retirement plan and the health and welfare plans, including disability income protection coverage.  While the foregoing benefits are competitive, they are considerably less in amount than our other forms of compensation.

Long-Term Compensation - Basis for Reward and Downside Risk

Historically, we awarded only stock options to our executives.  In 2008, we also granted executives time-vested restricted stock. Although we have not awarded shares of restricted stock since that time, we may do so in the future.  Restricted stock and options bear a relationship to our long-term goals in that they increase in value as the stock increases in value, and vice versa.  Management bears significant exposure to downside risk through options, shares of restricted stock, and shares of common stock the executive officers own outright.  We have carefully evaluated the cost of options we grant to our executive officers.  We will continue to evaluate the cost of options and other forms of equity compensation vehicles against the benefit those vehicles are likely to yield in building long-term share value.

Equity Grants and Market Timing

Our 2009 and 2010 fiscal-year grant of stock options was independent of the timing of our release of material, non-public information.  We currently intend to maintain this practice in the future.  We have no program, plan, or practice of awarding options and setting the exercise price based on any price other than the fair market value of our stock on the grant date.

How Individual Forms of Compensation are Structured and Implemented to Reflect the Executive Officers’ Individual Performance and Contribution

The compensation committee considers a variety of factors, both qualitative and quantitative, in evaluating our executive officers and making compensation decisions.  Market factors and the individual contribution of each officer of the Company impact decisions regarding each executive officer’s base pay, the size of each executive officer’s annual bonus opportunity, and the size of each executive officer’s long-term incentive opportunity.

Specific objectives against which executive performance is gauged determine the amount each executive receives under the annual bonus plan.  These objectives include the addition and retention of hospital-based service contracts, growth of our community-based services, growth of the Products Division, securing capital to finance expansion, and meeting the growth goals of particular divisions.  Success in these areas is determined both on an individual and team basis.

Certain goals are corporate goals against which the executive officers’ performance is judged as a team.  These include earnings per share goals and growth in the value of stockholder investment.  Rewards under the long-term incentive plans are primarily tied to the extent these corporate goals are achieved.

Policy Regarding Adjustment of Awards if Relevant Performance Measures are Restated or Adjusted

The annual bonus and other incentive compensation must be forfeited by the Chief Executive Officer and the Chief Financial Officer if, during the 12-month period following the issuance of financial statements, those financial statements must be restated due to material noncompliance as a result of misconduct in the preparation of those financial statements, as required under Section 304 of the Sarbanes-Oxley Act of 2002.

Factors Considered in Decisions to Increase or Decrease Compensation Materially

The compensation committee would consider clear, sustained market trends as well as the Company’s performance, in approving a material increase or decrease in executive compensation.

Previously Earned Compensation

We maintain no supplemental pension plans or other programs in which gains from prior compensation could influence amounts earned currently.  The compensation committee may consider gains from prior awards when determining the appropriate size of long-term incentive grants.

Impact of Accounting and Tax Treatment on Various Forms of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a public company may deduct for compensation paid to a company’s chief executive officer, chief financial officer, or any of the company’s three other most highly compensated executive officers who are employed as of the fiscal year end.  The limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (i.e., compensation paid only if the individual’s performance meets pre-established objective goals based on performance criteria approved by stockholders).

In 2009, the grant of stock options and payments of discretionary annual cash bonuses were designed to satisfy the requirements for deductible compensation.

In addition to the foregoing, we monitor the treatment of options under FASB ASC Topic 718  (formerly FAS 123R) in determining the form and size of option grants.

Ownership Requirements and Policies Regarding Hedging Risk on Company’s Equity Securities

We currently have no security ownership requirements for executives, and no policies regarding hedging economic risk and ownership.  However, the compensation committee is currently evaluating and considering various equity incentive awards that would require executive officer and non-employee directors to retain ownership of such awards upon vesting for a certain period of time.

Role of Executive Officers in Determining Compensation

The compensation committee makes all base, bonus and equity compensation decisions regarding executive officers, with the exception of Mr. Todd, whose compensation is approved by the entire board of directors.  In making such determinations, the compensation committee relies on the recommendations provided by Mr. Todd with respect to all of the other named executive officers, as well as information provided by management with respect to financial projections for the Company and divisional performance goals.

Benchmarking of Compensation

In the course of determining compensation of executive officers in 2009 and 2010, we looked at publicly traded companies of a similar size.  The Company is an air ambulance company and it is not possible to build a peer group of companies against which to benchmark compensation.  Accordingly, we looked at the compensation paid to the executive officers of public companies of a similar size to ascertain whether the Company generally is in keeping with current compensation levels.  We believe it is useful to engage in this exercise periodically because these other companies may be competitors for talent.

Even if we were able to build a peer group of companies, our compensation philosophy does not include an effort to pay at a particular percentile of market.  Accordingly, we would not attempt to use other companies as a benchmark against which to set our compensation.

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation earned by the Chief Executive Officer, Chief Financial Officer, and each of the four other most highly compensated executive officers for the years ended December 31, 2009, 2008 and 2007:

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Option Awards (2) ($)	Stock Awards (21) ($)		All Other Compensation ($)	Total ($)
Aaron D. Todd, Chief Executive Officer	2009 2008 2007	392,200 392,200 373,500	470,640 --- 339,885	110,140 --- 463,500	--- 273,360 ---		20,033(3) 26,332(4) 19,148(5)	993,013 691,892 1,196,033
Trent J. Carman, Chief Financial Officer, Secretary and Treasurer	2009 2008 2007	246,900 246,900 235,100	185,175 --- 134,007	50,325 --- 185,400	--- 136,680 ---		11,830(6) 12,270(7) 13,906(8)	494,230 395,850 568,413
David Dolstein, Senior President, Community- Based Services	2009 2008 2007	257,400 257,400 245,100	64,350 --- 147,060	50,325 --- 278,100	--- 136,680 ---		14,694(9) 11,115(10) 16,595(11)	386,769 405,195 686,855
Michael D. Allen, Senior Vice President, Hospital-Based Services	2009 2008 2007	207,900 207,900 198,000	141,372 --- 105,140	50,325 --- 278,100	--- 136,680 ---		10,494(12) 12,352(13) 11,947(14)	410,091 356,932 593,187
Sharon J. Keck, Chief Accounting Officer and Controller	2009 2008 2007	189,500 189,500 180,400	50,000 --- 60,000	36,500 --- 111,240	--- 68,340 ---		10,589(15) 9,867(16) 9,747(17)	286,589 267,707 361,387
Paul H. Tate, Chief Operating Officer	2009 2008 2007(20)	314,734 221,250 N/A	265,500 --- N/A	67,100 388,000 N/A	--- 198,755 N/A	(22)	11,450(18) 6,195(19) N/A	658,784 814,200 N/A

(1)
Bonuses were not earned by the executive officers in 2008. Bonuses earned in 2007 and paid in 2008 are included in the 2007 compensation. Bonuses earned in 2009 and paid in 2010 are included in the 2009 compensation.

(2)
Valuation assumptions are discussed following the 2009 Grants of Plan-Based Awards table on the next page of this report.  The amounts presented in these columns reflect the dollar amount to be recognized for financial statement reporting purposes over the vesting term of the options (excluding any impact of assumed forfeitures), in accordance with FASB ASC Topic 718. Assumptions used in the calculation of expense for 2009, 2008 and 2007 awards are included in Note 8 to the Consolidated Financial Statements in our 2009 Annual Report on Form 10-K, which was filed with the SEC on March 12, 2010.

(3)	Consists of a $11,826 match to the 401(k) plan and a disability income protection premium of $8,207.
(4)	Consists of a $18,125 match to the 401(k) plan and a disability income protection premium of $8,207.
(5)	Consists of a $10,941 match to the 401(k) plan and a disability income protection premium of $8,207.
(6)	Consists of a $8,642 match to the 401(k) plan and a disability income protection premium of $3,188.
(7)	Consists of $9,082 match to the 401(k) plan and a disability income protection premium of $3,188.
(8)	Consists of $10,718 match to the 401(k) plan and a disability income protection premium of $3,188.
(9)	Consists of a $12,880 match to the 401(k) plan and a disability income protection premium of $1,814.
(10)	Consists of a $9,301 match to the 401(k) plan and a disability income protection premium of $1,814.
(11)	Consists of a $14,781 match to the 401(k) plan and a disability income protection premium of $1,814.
(12)	Consists of a $9,403 match to the 401(k) plan and a disability income protection premium of $1,091.
(13)	Consists of a $11,261 match to the 401(k) plan and a disability income protection premium of $1,091.
(14)	Consists of a $11,036 match to the 401(k) plan and a disability income protection premium of $911.
(15)	Consists of a $9,796 match to the 401(k) plan and a disability income protection premium of $793.
(16)	Consists of a $9,074 match to the 401(k) plan and a disability income protection premium of $793.
(17)	Consists of a $8,954 match to the 401(k) plan and a disability income protection premium of $793.
(18)	Consists of a $11,450 match to the 401(k) plan.
(19)	Consists of a $6,195 match to the 401(k) plan.
(20)	Mr. Tate commenced employment with the Company on March 31, 2008.
(21)	Restricted stock is valued at the closing price of the common stock on the date of grant.
(22)
Represents award date (March 31, 2008) market price value of 3,500 shares of restricted stock granted to Mr. Tate in conjunction with his employment by the Company and includes market price value of 600 shares of restricted stock granted to Mr. Tate on January 2, 2008 for his 2008 service as a member of the Board of Directors prior to employment by the Company.

2009 GRANTS OF STOCK OPTIONS UNDER PLAN-BASED AWARDS

Stock option grants to the named executive officers were as follows for the year ended December 31, 2009:

Name	Grant Date	Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ Share)	Grant Date Fair Value of Stock Option Awards ($)
Aaron D. Todd, Chief Executive Officer	02/05/2009	15,000	$19.40	110,140
Trent J. Carman, Chief Financial Officer, Secretary and Treasurer	01/07/2009	7,500	$17.90	50,325
David L. Dolstein, Senior Vice President, Community-Based Services	01/07/2009	7,500	$17.90	50,325
Michael D. Allen, Senior Vice President, Hospital-Based Services	01/07/2009	7,500	$17.90	50,325
Sharon J. Keck, Chief Accounting Officer and Controller	02/04/2009	5,000	$19.26	36,500
Paul H. Tate, Chief Operating Officer	01/07/2009	10,000	$17.90	67,100

With respect to the “Option Awards” column and footnote number 2 in the Summary Compensation Table, the named executive officers were awarded option grants during fiscal year 2009, the value of which is reported as a dollar figure as required. That amount was calculated in accordance with the requirements of FASB ASC Topic 718, as explained below.  Total compensation includes the valuation of the option grant, as required. The options granted in 2009 vest in three equal installments on each of the first, second and third anniversaries of the date of grant with respect to the options granted to Mr. Todd and Ms. Keck, and on December 31, 2009, 2010 and 2011 with respect to the options granted to Messrs. Carman, Dolstein, Allen and Tate.  The options will expire five years from date of grant.

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model.  The Company uses historical option exercise data for similar employee groups, as well as the vesting period and contractual term, to estimate the expected term of options granted; the expected term represents the period of time that options granted are expected to be outstanding.  Expected volatility is based on historical volatility of the Company’s stock.  The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of the grant.

Our stock option plans provide that the exercise price of option grants shall be set at the closing price of the common stock upon the date of the grant.  For the awards reported in the above Grants of Plan-Based Awards Table, the exercise price was determined in that same manner.  Should options be granted on a non-business day, the closing price of the common stock on the next business day will be the exercise price.  In the event the holder of a stock option grant terminates employment prior to complete vesting of the grant, the optionee has 90 days beyond the termination date to exercise vested shares. Shares subject to the stock option grant which were not vested upon the date of termination are canceled. Canceled shares then become subject to reissue under the particular plan provisions.

2010 Equity Grants

Consistent with the compensation committee’s philosophy of incenting long-term Company performance, in February 2010, the compensation committee made its annual equity grants to our executive officers, in the form of option grants.  The options vest in three equal installments on each of the first, second and third anniversaries of the date of grant, February 10, 2010, and in the case of Mr. Todd, February 11, 2010 (the date approved by the full Board of Directors).  The executive officers were granted the following number of options:

Name and Principal Position	Shares (#)
Aaron D. Todd, Chief Executive Officer	15,000
Trent J. Carman, Chief Financial Officer, Secretary and Treasurer	7,500
David Dolstein, Senior Vice President, Community- Based Services	7,500
Michael D. Allen, Senior Vice President, Hospital-Based Services	7,500
Sharon J. Keck, Chief Accounting Officer and Controller	5,000
Paul H. Tate, Chief Operating Officer	10,000

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2009

The following table provides certain summary information concerning unexercised options, and shares of restricted stock that have not vested as of December 31, 2009:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (exercisable) (#)	Number of Securities Underlying Unexercised Options (unexercisable) (#)	Option Exercise Price ($)	Option Expiration Date		Number of Securities Underlying Unvested Shares (#)		Market Value of Unvested Shares(14) ($)
Aaron D. Todd, Chief Executive Officer	50,000	---	$27.06	02/7/12	(1)	---		---
	---	15,000	$19.40	02/5/14	(2)	---		---
	---	---	---	---		2,000	(10)	$67,240
	---	---	---	---		---		---
Trent J. Carman, Chief Financial Officer, Secretary and Treasurer	20,000	---	$27.06	2/07/12	(1)	---		---
	---	7,500	$17.90	1/07/14	(3)	---		---
	---	---	---	---		1,000	(11)	$33,620
	---	---	---	---		---		---
David L. Dolstein, Senior Vice President, Community Based Services	---	7,500	$17.90	1/07/14	(3)	---		$168,100
	---	---	---	---		1,000	(11)	$33,620
	---	---	---	---		---		---
	---	---	---	---		---		---
Michael D. Allen, Senior Vice President, Air Medical Services	16,667	---	$28.70	05/3/11	(4)	---		---
	20,000	---	$27.06	2/07/12	(1)	---		---
	---	7,500	$17.90	01/7/14	(3)	---		---
	---	---	---	---		1,000	(11)	$33,620
	---	---	---	---		---		---
Sharon J. Keck, Chief Accounting Officer and Controller	10,000	---	$28.70	05/03/11	(4)	---		---
	12,000	---	$27.06	02/07/12	(1)	---		---
	---	5,000	$19.26	2/4/2014	(5)	---		---
	---	---	---	---		500	(12)	$16,810
	---	---	---	---		---		---
Paul H. Tate, Chief Operating Officer	2,500	---	$8.83	8/3/2010	(6)	---		---
	2,000	---	$11.60	11/08/10	(7)	---		---
	7,500	---	$27.92	01/02/12	(8)	---		---
	8,334	16,666	$48.37	03/31/18	(9)	---		---
	---	10,000	$17.90	01/07/14	(3)	---		$224,144
	---	---	---	---		2,334	(13)	$78,469

(1)
1/3 of the total number of options granted under this award vested upon issue.  An additional 1/3 of the total number of optioned shares vested upon each of the second and third anniversaries of the grant date, February 7, 2007.

(2)	1/3 of the total number of options granted under this award will vest upon each of the first, second and third anniversaries of the grant date, February 5, 2009.
(3)	1/3 of the total number of options granted under this award will vest on each of the first, second and third anniversaries of the grant date, January 7, 2009.
(4)	1/3 of the total number of optioned shares vested upon each of the first, second and third anniversaries of the grant date, May 3, 2006.
(5)	1/3 of the total number of optioned shares will vest upon each of the first, second and third anniversaries of the grant date, February 4, 2009.
(6)	Optioned shares were fully vested on the grant date, August 3, 2005.
(7)	Optioned shares were fully vested on the grant date, November 8, 2005.
(8)	Options vested at a fixed rate of 625 shares per month during the calendar year 2007, and became fully vested on December 31, 2007.
(9)	1/3 of the total number of optioned shares will vest upon each of the first, second and third anniversaries of the grant date, March 31, 2008.
(10)
6,000 shares of restricted stock were granted on February 7, 2008, with 3-year vesting provisions commencing December 31, 2008.  Represents 2,000 shares of unvested restricted stock that will vest on December 31, 2010.

(11)
3,000 shares of restricted stock were granted on February 7, 2008, with 3-year vesting provisions commencing December 31, 2008.  Represents 1,000 shares of unvested restricted stock that will vest on December 31, 2010.

(12)
1,500 shares of restricted stock were granted on February 7, 2008, with 3-year vesting provisions commencing December 31, 2008.  Represents 500 shares of unvested restricted stock that will vest on December 31, 2010.

(13)
3,500 shares of restricted stock were granted on March 31, 2008, with 3-year vesting provisions commencing March 31, 2009.  Represents 2,334 shares of unvested restricted stock that will vest in equal amounts on March 31, 2010 and March 31, 2011.

(14)	Unvested share value is calculated based upon the closing price of the Company’s common stock at December 31, 2009, $33.62.

2009 OPTION EXERCISES AND STOCK VESTED

The following table contains information with respect to the executive officers concerning option exercises and vesting of restricted stock during fiscal year 2009:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(1)(#)	Value Realized on Exercise(2)($)	Number of Shares Acquired on Vesting(3)(#)		Value Realized on Vesting(4)($)
Aaron D. Todd, Chief Executive Officer	125,000	$2,247,224	2,000		$67,240
Trent J. Carman, Chief Financial Officer, Secretary and Treasurer	60,000	$1,411,950	1,000		$33,620
David L. Dolstein, Senior Vice President, Community-Based Services	110,000	$1,032,000	1,000		$33,620
Michael D. Allen, Senior VP Air Medical Services	---	---	1,000		$33,620
Paul H. Tate, Chief Operating Officer	3,000	$76,980	1,166	(5)	$19,717
Sharon J. Keck, Chief Accounting Officer and Controller	50,000	$926,500	500		$16,810

(1)	Represents aggregate number of shares acquired upon exercise in fiscal year 2009.
(2)
Represents aggregate net gain on shares acquired by options exercised in fiscal year 2009.  Value is based upon the closing price of our common stock on the date of share acquisition less the exercise price of the options.

(3)
Represents the aggregate number of shares acquired upon vesting of restricted stock in 2009.  In all instances, the sale of, or other transactions with respect to, such vested stock is restricted for one year following the vesting date.  Shares for all executive officers other than Mr. Tate vested on December 31, 2009; Mr. Tate’s shares vested on March 31, 2009.

(4)
Represents the aggregate net gain on shares acquired by the vesting of restricted stock in 2009.  Value Realized on Vesting for Messrs Todd, Carman, Dolstein, and Allen and Ms. Keck is the product of the number of vested shares and the market value of the underlying shares on the vesting date, December 31, 2009. Value Realized on Vesting for Mr. Tate is the product of the number of vested shares and the market value of the underlying shares on the vesting date, March 31, 2009.

(5)	417 shares were sold to the Company on June 3, 2009 in satisfaction of tax withholding obligations.

EMPLOYMENT AGREEMENTS

We entered into an Employment Agreement with Mr. Todd effective July 1, 2003, for an initial term of two years, subject to successive one-year extensions.  The Agreement may be terminated by either party upon 90 days’ written notice, or immediately by us for cause.  In the event we terminate the Agreement without cause, Mr. Todd is entitled to severance payments for 18 months following termination at an annual rate equal to his highest cash compensation during any 12-month period of his employment.  During the term of employment and for 18 months following the termination of employment, Mr. Todd may not engage in any business which competes with us anywhere in the United States.

In the event of termination resulting from a change in control of the Company, Mr. Todd is entitled to severance payments for 36 months following termination at an annual rate equal to his highest cash compensation during any 12-month period of his employment.  Effective May 7, 2007, Mr. Todd’s employment contract was amended to provide that if any payments are to be made to Mr. Todd on account of a change of control, and if those payments result in an Excise Tax on Mr. Todd imposed by Section 4999 of the Internal Revenue Code, then Mr. Todd will be entitled to an additional payment.  Such payment (referred to in the Employment Agreement as a “Gross-Up Payment”) will be in an amount such that after payment by Mr. Todd of all taxes,  Mr. Todd retains an amount of the Gross-Up Payment equal to the Excise Tax imposed on the change of control payments.

We entered into Employment Agreements with Mr. Dolstein and Ms. Keck effective January 1, 2003; with Mr. Carman effective April 28, 2003; with Mr. Allen effective January 4, 2006; and with Mr. Tate effective February 22, 2008.  Each agreement was for an initial term of one year starting on the effective date and is subject to successive one-year extensions.  Each agreement may be terminated either by us or by the executive upon 90 days’ written notice, or immediately by us for cause.  In the event we terminate an agreement without cause, the executive is entitled to severance payments for 12 months following termination at an annual rate equal to his/her highest cash compensation during any 12-month period of the executive’s employment.  During the term of employment and for 12 months following the termination of employment, the executive may not engage in any business which competes with us anywhere in the United States.

In the event of termination resulting from a change in control of the Company, each executive officer (other than Mr. Todd) is entitled to severance payments for 24 months following termination at an annual rate equal to his or her highest cash compensation during any 12-month period of the executive’s employment.  Effective May 7, 2007, the employment contracts for Messrs. Dolstein, Carman, and Allen and Ms. Keck were amended to provide that if any payments are to be made to them on account of a change of control, and if those payments result in an Excise Tax imposed by Section 4999 of the Internal Revenue Code, then each of these individuals subject to the Excise Tax shall be entitled to an additional payment.  Such payment (referred to in the Employment Agreements as a “Gross-Up Payment”) will be in an amount such that after the payment by the executive of all taxes, the executive will retain an amount of the Gross-Up Payment equal to the Excise Tax imposed on the change of control payments.  Mr. Tate’s employment agreement provides for a Gross-Up Payment as well.

In addition to the severance payments described above, the executive is entitled to continue to receive, at our expense, coverage under our health insurance policies, or comparable coverage, during the term of such severance payments, but only until the executive begins other employment in connection with which he/she is entitled to health insurance coverage.  As a condition of the executive’s right to receive severance compensation, the executive must sign and deliver to the Company a release of all claims that the executive might otherwise assert against the Company.  During the term of employment and for five years following the termination of employment, the executive may not directly or indirectly use, disseminate, or disclose any of our confidential information or trade secrets.

2009 Potential Payments Upon Termination or Change in Control

The following table summarizes potential payments that would be made to the executive officers upon termination or a change in control of the Company, assuming the triggering event took place on December 31, 2009, and the stock price was the closing market price as of that date.

Name	Benefit	Before Change in Control Termination w/o Cause ($)	After Change in Control Termination w/o Cause or for Good Reason ($)	Death ($)	Disability ($)	Change in Control (2) ($)
Aaron D. Todd, Chief Executive Officer	Severance (1)	1,137,626	2,275,262	---	---	---
	Death (1)	---	---	32,683	---	---
	Disability (1)	---	---	---	196,100	---
	Accelerated Vesting of Stock Options	---	---	---	---	60,059
	Tax Gross-Up	---	---	---	---	832,463
Trent J. Carman, Chief Financial Officer Secretary and Treasurer	Severance (1)	393,177	786,354	---	---	---
	Death (1)	---	---	20,575	---	---
	Disability (1)	---	---	---	123,450	---
	Accelerated Vesting of Stock Options	---	---	---	---	31,832
	Tax Gross-Up	---	---	---	---	---
David L. Dolstein, Senior Vice President Community-Based Services	Severance (1)	415,575	831,149	---	---	---
	Death (1)	---	---	21,450	---	---
	Disability (1)	---	---	---	128,700	---
	Accelerated Vesting of Stock Options	---	---	---	---	31,832
	Tax Gross-Up	---	---	---	---	---
Michael D. Allen, Senior Vice President Hospital-Based Services	Severance (1)	325,392	650,784	---	---	---
	Death (1)	---	---	17,325	---	---
	Disability (1)	---	---	---	103,950	---
	Accelerated Vesting of Stock Options	---	---	---	---	31,832
	Tax Gross-Up	---	---	---	---	---
Sharon J. Keck, Chief Accounting Officer and Controller	Severance (1)	259,367	518,734	---	---	---
	Death (1)	---	---	15,792	---	---
	Disability (1)	---	---	---	94,750	---
	Accelerated Vesting of Stock Options	---	---	---	---	19,066
	Tax Gross-Up	---	---	---	---	---
Paul H. Tate, Chief Operating Officer	Severance (1)	227,445	454,890	---	---	---
	Death (1)	---	---	26,228	---	---
	Disability (1)	---	---	---	157,367	---
	Accelerated Vesting of Stock Options (1)	---	---	---	---	59,143
	Tax Gross-Up	---	---	---	---	---

(1)	Includes amounts for health care benefits and 401(k) matching.
(2)
The value of accelerated vesting of stock options is calculated by using the safe harbor valuation method under Rev. Proc. 2003-68.  The safe harbor valuation method is based on the Black-Scholes model and takes into account, as of the valuation date, the following factors: (1) the volatility of the underlying stock; (2) the exercise price of the option; (3) the stock value as of December 31, 2009 (valuation date); and (4) the term of the option on the valuation date. The difference in the value of the option at time of vesting and the discounted current value is used to calculate the portion of the payment that is contingent upon the change of control.

Change-in-Control Arrangements

In addition to change-in-control provisions included in the employment agreements described above, our 2006 Plan and the EVA Plan also contain change-in-control provisions.  Under the 2006 Plan, outstanding options or other equity compensation grants under the plan become fully vested in connection with the disposition of all, or substantially all, of the Company’s assets or outstanding capital stock by means of a sale, a merger or reorganization in which the Company is not the surviving corporation.  Under the EVA Plan, any amounts due under such plan will be immediately payable upon a Change in Control (as such term is defined in the EVA Plan).

DIRECTOR COMPENSATION

The following table summarizes all compensation earned by members of the Board of Directors during the year ended December 31, 2009:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Grants ($)	All Other Compensation ($)	Total ($)
George W. Belsey(1)	48,000	---	106,154	---	154,154
Ralph J. Bernstein(2)	29,600	---	106,154	---	135,754
Mark D. Carleton(3)	31,600	---	106,154	---	137,754
Samuel H. Gray(4)	35,000	---	106,154	---	141,154
David Kikumoto(5)	28,400	---	106,154	---	134,554
MG Carl H. McNair, Jr. USA (Ret.)(6)	43,000	---	106,154	---	149,154
Lowell D. Miller Ph.D.(7)	39,800	---	106,154	---	145,954
David Roehr(8)	31,600	---	106,154	---	137,754
Morad Tahbaz(9)	42,800	---	106,154	---	148,954

(1)	As of December 31, 2009, Mr. Belsey held two stock option awards exercisable for an aggregate 12,500 shares of the Company’s common stock, 7,500 of which are fully vested.
(2)	As of December 31, 2009, Mr. Bernstein held five stock option awards exercisable for an aggregate 32,000 shares of the Company's common stock, 27,000 of which are fully vested.
(3)	As of December 31, 2009, Mr. Carleton held two stock option awards exercisable for an aggregate 12,500 shares of the Company’s common stock, 7,500 of which are fully vested.
(4)	As of December 31, 2009, Mr. Gray held two stock option awards exercisable for an aggregate 12,500 shares of the Company’s common stock, 7,500 of which are fully vested.
(5)	As of December 31, 2009, Mr. Kikumoto held four stock option awards exercisable for an aggregate 22,000 shares of the Company's common stock, 17,000 of which are fully vested.
(6)	As of December 31, 2009, General McNair held five stock option awards exercisable for an aggregate 32,000 shares of the Company's common stock, 27,000 of which are fully vested.
(7)	As of December 31, 2009, Dr. Miller held two stock option awards exercisable for an aggregate 12,500 shares of the Company’s common stock, 7,500 of which are fully vested.
(8)	As of December 31, 2009, Mr. Roehr held two stock option awards exercisable for an aggregate 12,500 shares of the Company's common stock, 7,500 of which are fully vested.
(9)	As of December 31, 2009, Mr. Tahbaz held three stock option awards exercisable for an aggregate 20,000 shares of the Company's common stock, 15,000 of which are fully vested.

2009 Grants

During fiscal year 2009, each non-employee director received option grants to purchase 7,500 and 5,000 shares of common stock with exercises prices of $27.92 and $33.62, respectively, the closing price of the stock upon the dates of the grants, January 1, 2009 and December 31, 2009.  The January 1, 2009 grants vested in twelve equal monthly increments of 625 shares per month commencing on January 2, 2009, with the final 1/12 vesting on December 2, 2009.  The December 31, 2009 grants vest in twelve monthly increments of 417 shares for the first 8 months, and of 416 shares thereafter commencing on January 2, 2010.

Each non-employee director may elect to receive shares of common stock in lieu of cash payments pursuant to our Equity Compensation Plan for Non-Employee Directors.  We also reimburse our non-employee directors for their reasonable expenses incurred in attending Board of Directors’ and committee meetings.  Board members who are also officers do not receive any separate compensation or fees for attending Board of Directors’ or committee meetings.

Annual Retainer and Meeting Fees

We have adopted compensation and incentive benefit plans to enhance our ability to continue to attract, retain and motivate qualified persons to serve as our directors.  The payments to our non-employee directors, were as follows:

•	Annual retainer of $15,000;

•	Board chairman retainer of $25,000;

•	$2,000 per Board of Directors’ meeting;

•	$600 per committee meeting for all committees except the audit committee;

•	$1,000 per audit committee meeting;

•
Fee per committee meeting for committee chairman as follows: $4,000 for audit committee, $3,000 for compensation/stock option committee, $3,000 for nominating and corporate governance committee and $3,000 for finance and strategic planning committee.

2010 Director Compensation

In November 2009, the compensation committee reviewed the current compensation structure of the Board of Directors.  The compensation committee reviewed the compensation structure of directors of similar sized companies, as well as independent surveys done by various organizations.  As a result of the review, the compensation committee determined that certain aspects of the current compensation structure should be modified based on the services rendered by the directors to the Company, including the annual retainer amount for members of the Board, as well as the Chairman of the Board.  In addition, the compensation committee concluded that the current fees payable to committee members and the committee chairs should be modified based on the services rendered by the committee members to the Company.  As a result of this review, the compensation structure for our Board commencing as of January 1, 2010 is as follows:

•	Annual retainer of $28,000 (increased from $15,000);

•	Board chairman annual retainer of $30,000 (increased from $25,000) (such amount is in addition to the annual retainer amount received by all Board members);

•	Board of Directors’ attendance fee of $2,000 per meeting (unchanged); and

•
The compensation for the committee chairs and committee members of all committees is now role-based instead of activity-based and they receive a retainer, to be paid quarterly.  In addition, all committee chairs and committee members receive compensation for meeting attendance, the amount of which is equal for all attendees regardless of their position, i.e. chair or member.  The total compensation for the committee chairs remains similar to that which was earned last year with the exceptions noted above.  The committee members, however, have had the most significant changes.  The foregoing changes are summarized below:

Committee Meeting Fee	Annual Chair Retainer	Annual Committee Member Retainer	Meeting Fee
Audit Committee and Finance and Strategic Planning Committee	$24,000	$8,000	$500
Compensation/Stock Option Committee	$17,500	$8,000	$500
Nominating and Governance Committee	$14,000	$4,500	$500

COMPENSATION COMMITTEE REPORT

The compensation committee, comprised of independent directors, has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this report.

By the Compensation/Stock Option Committee:

Lowell D. Miller, Ph.D., Chairman
Ralph J. Bernstein
Samuel H. Gray
C. David Kikumoto

EQUITY COMPENSATION PLANS

The following equity compensation plans have been previously approved by our stockholders:

•
2006 Amended and Restated Equity Compensation Plan – provides for the granting of incentive stock options, non-statutory stock options, shares of restricted stock, stock appreciation rights and supplemental bonuses consisting of shares of common stock, cash or a combination thereof to employees, directors, and consultants.

•
1995 Employee Stock Option Plan – provides for the granting of incentive stock options and nonqualified stock options, stock appreciation rights, and supplemental stock bonuses to employees as well as third party consultants and directors.

•
Equity Compensation Plan for Nonemployee Directors – provides for the issuance of shares of common stock to nonemployee directors, at their election, in lieu of cash as payment for their director services.

Information regarding the securities under all of these plans was as follows as of December 31, 2009:

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by stockholders	458,208		$25.60	389,141
Equity compensation plans not approved by stockholders	---		N/A	---
Total	458,208	(1)	$25.60	389,141	(2)

(1)	This aggregate amount of 458,208 consists of the following number of options then outstanding under each of the plans:

•	84,233 under the 1995 Employee Stock Option Plan.
•	373,975 under the Amended and Restated 2006 Equity Compensation Plan.
•	No shares are outstanding under the Equity Compensation Plan for Nonemployee Directors.

(2)
Of the aggregate number of shares that remained available for future issuance as of December 31, 2009, 120,541 shares were available for issuance under the 1995 Employee Stock Option Plan, 118,600 were available for issuance under the Amended and Restated 2006 Equity Compensation Plan, and 150,000 shares were available for issuance under the Equity Compensation Plan for Nonemployee Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of April 9, 2010, the beneficial ownership of our outstanding Common Stock: (i) by each person who owns (or is known by us to own beneficially) more than 5% of the Common Stock, (ii) by each of our directors and executive officers, and (iii) by all directors and executive officers as a group.  All information is taken from or based upon ownership filings made by such persons with the SEC and other information provided by such persons to us.  Unless otherwise indicated, the stockholders listed below have sole voting and investment power with respect to the shares reported as owned.  On April 9, 2010, there were 12,464,121 shares of Common Stock outstanding.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Officers and Directors
	Michael D. Allen	42,338	(2)	*
	George W. Belsey	45,688	(3)	*
	Ralph J. Bernstein	1,054,279	(4)	8.4%
	Mark D. Carleton	11,002	(5)	*
	Trent J. Carman	45,500	(6)	*
	David L. Dolstein	7,675	(7)	*
	Samuel H. Gray	12,402	(8)	*
	Sharon J. Keck	29,727	(9)	*
	C. David Kikumoto	20,902	(10)	*
	MG Carl H. McNair, Jr. USA (Ret.)	60,089	(11)	*
	Lowell D. Miller, Ph.D.	36,602	(12)	*
	David Roehr	6,677	(13)	*
	Morad Tahbaz	118,085	(14)	*
	Paul H. Tate	26,749	(15)	*
	Aaron D. Todd	93,262	(16)	*
	All Directors and Executive Officers as a group – 15 persons	1,610,979	(17)	12.6%
5% Beneficial Owner
	Daruma Asset Management, Inc.	794,800	(18)	6.4%
	80 West 49th Street, 9th Floor
	New York, New York 10018
	Jennison Associates LLC	1,065,913	(19)	8.5%
	466 Lexington Avenue
	New York, NY 10017
	Prudential Financial, Inc.	1,085,944	(20)	8.7%
	751 Broad Street
	Newark, New Jersey 07102-3777
	BlackRock, Inc.	844,035	(21)	6.8%
	40 East 52nd Street
	New York, New York 10022

*	Represents beneficial ownership of less than one percent (1.0%) of the outstanding shares of our common stock.
(1)
Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them within 60 days of April 9, 2010 are treated as outstanding only for determination of the number and percent owned by such person.

(2)
Includes (i) options to purchase 39,167 shares of Common Stock exercisable within 60 days of April 9, 2010, and (ii) 3,000 shares of restricted stock, 1000 shares of which are subject to future vesting requirements.

(3)	Includes options to purchase 10,002 shares of Common Stock exercisable within 60 days of April 9, 2010. Stock is directly owned by George and Phyllis Belsey.
(4)	Includes (i) options to purchase 29,502 shares of Commons Stock exercisable within 60 days of April 9, 2010 and (ii) 60,500 shares owned by Yasmeen Bernstein, Mr. Bernstein’s spouse.
(5)	Includes options to purchase 10,002 shares of Common Stock.
(6)
Includes (i) options to purchase 22,500 shares of Common Stock exercisable within 60 days of April 9, 2010 and (ii) 3,000 shares of restricted stock, 1,000 shares of which are subject to future vesting requirements.

(7)
Includes (i) options to purchase 2,500 shares of Common Stock within 60 days of April 9, 2010, and (ii) 3,000 shares of restricted stock, 1000 shares of which are subject to future vesting requirements.  Stock is directly owned by David and Kathi Dolstein.

(8)	Includes options to purchase 10,002 shares of Common Stock exercisable within 60 days of April 9, 2010.
(9)
Includes (i) options to purchase 23,667 shares of Common Stock exercisable within 60 days of April 9, 2010 and (ii) 1,500 shares of restricted stock, 500 shares of which are subject to future vesting requirements.

(10)	Includes options to purchase 19,502 shares of Common Stock exercisable within 60 days of April 9, 2010.
(11)	Includes(i) options to purchase 29,502 shares of Common Stock exercisable within 60 days of April 9, 2010, and (ii) 30,587 shares jointly owned with Jo Ann McNair, Mr. McNair’s spouse.

(12)	Includes options to purchase 7,002 shares of Common Stock exercisable within 60 days of April 9, 2010.
(13)	Includes options to purchase 4,377 shares of Common Stock exercisable within 60 days of April 9, 2010.
(14)	Includes options to purchase 17,502 shares of Common Stock exercisable within 60 days of April 9, 2010.
(15)
Includes (i) options to purchase 32,000 shares of Common Stock exercisable within 60 days of April 9, 2010, and (ii) 3,500 shares of restricted stock, 1,167 shares of which are subject to future vesting requirements.

(16)
Includes (i) options to purchase 55,000 shares of Common Stock exercisable within 60 days of April 9, 2010, (ii) 1,719 shares beneficially owned by Mr. Todd in our 401(k) plan; and (iii) 6,000 shares of restricted stock, 2000 shares of which are subject to future vesting requirements.

(17)
Includes (i) options to purchase a total of  312,227 shares of Common Stock exercisable within 60 days of April 9, 2010, and (ii) 20,000 shares of restricted stock, 6,667 shares of which are subject to future vesting requirements.

(18)
This disclosure is based on Schedule 13G filed with the SEC by Daruma Asset Management, Inc. (“Daruma”) and Mariko O. Gordon (“Gordon”) on February 16, 2010.  The Schedule 13G filed by Daruma and Gordon reports that each has sole voting power over 298,000 shares, shared voting power over 0 shares, shared dispositive power over 0 shares and sole dispositive power over 794,800 shares.  Daruma is an investment adviser and Gordon is a control person of the adviser.  The securities are beneficially owned by one or more investment advisory clients whose accounts are managed by Daruma.  The investment advisory contracts relating to such accounts grant Daruma sole investment and/or voting power over the securities owned by such accounts.  Therefore, Daruma may be deemed to be the beneficial owner of the securities.  Ms. Gordon is the president and principal shareholder of Daruma and owns in excess of 50% of the outstanding voting stock.  The principal shareholder may be deemed to be the beneficial owner of securities held by persons and entities advised by Daruma.  Daruma and Gordon each disclaim beneficial ownership of the securities covered by the Schedule 13G.

(19)
This disclosure is based on an amendment to Schedule 13G filed with the SEC by Jennison Associates LLC (“Jennison”) on February 12, 2010.  At the time of filing, the reporting person reported being an investment adviser to several investment companies, insurance separate accounts and institutional clients (“Managed Portfolios”) with sole voting power over 1,065,913 shares, shared voting power over 0 shares, shared dispositive power over 0 shares and sole  dispositive power over 1,065,913 shares.  Prudential Financial, Inc. (“Prudential”) indirectly owns 100% of equity interests of Jennison.  As a result, Prudential may be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Jennison may have with respect to the Issuer’s Common Stock held by the Managed Portfolios.  Jennison does not file jointly with Prudential, as such, shares of the Issuer’s Common Stock reported on Jennison’s 13G/A may be included in the shares reported on the 13G by Prudential.

(20)
This disclosure is based on an amendment to Schedule 13G filed with the SEC by Prudential Financial, Inc. (“Prudential”) on February 3, 2010.   Prudential has sole voting power over 116,551 shares; shared voting power over 969,393 shares, sole dispositive power over 116,551 shares and shared dispositive power over 969,393 shares.  The Schedule 13G/A was filed by Prudential on behalf of itself and as Parent Holding Company and as the direct or indirect parent of the following Registered Investment Advisers and Broker Dealers:  The Prudential Insurance Company of America (IC, IA), Prudential Investment Management, Inc. (IA), Jennison Associates LLC (IA), Prudential Bache Asset Management, Inc. (IA), Prudential Investments LLC (IA), Prudential Private Placement Investors, L.P. (IA, PN), Pruco Securities, LLC (IA, BD), Prudential Investment Management Services LLC (BD), AST Investment Services, Inc. (IA), Prudential Annuities Distributors, Inc. (BD), Quantitative Management Associates LLC (IA), Prudential International Investments Advisers, LLC (IA), Global Portfolio Strategies, Inc. (IA), Prudential Bache Securities, LLC (BD),  and Prudential Bache Commodities, LLC (BD.

(21)
This disclosure is based on Schedule 13G filed with the SEC on January 29, 2010.  The Schedule 13G was filed by BlackRock, Inc. (“BlackRock”), a parent holding company, on its own behalf, which has sole voting power over 844,035 shares, shared voting power over 0 shares, sole dispositive power over 844,035 shares, and shared dispositive power over 0 shares.  BlackRock acquired Barclays Global Investors, NA and certain of its affiliates (“BGI Entities”) from Barclays Bank PLC on December 1, 2009.  As a result, substantially all of the BGI Entities are now included as subsidiaries of BlackRock for the purposes of Section 13G filings.  The following BlackRock subsidiaries were listed in the Schedule 13G filed by BlackRock on January 29, 2010, but have not invested in the Issuer:  BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Australia Limited, BlackRock Investment Management, LLC and BlackRock Advisors (UK) Limited.

PROPOSAL NO. 2
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Introduction

The Board of Directors proposes and recommends the approval of an amendment to Article IV, Section 1 of the Company’s Certificate of Incorporation, as amended (the “Certificate”), to increase the number of shares of common stock, $.06 par value per share (“Common Stock”) currently authorized (16,000,000 shares) to 23,500,000 shares. Increasing the number of shares of Common Stock will result in a total of 28,500,000 authorized shares of which 23,500,000 will be designated as Common Stock and 5,000,000 shares will be designated as preferred stock, $1.00 par value per share (“Preferred Stock”).  As of April 19, 2010, there were 12,464,121 shares of Common Stock outstanding, and an additional 600,000 shares of Common Stock have been reserved for issuance under the Company’s Amended and Restated 2006 Equity Compensation Plan (the “2006 Plan”).  No change is proposed to the number of authorized shares of Preferred Stock.  The Board of Directors approved this amendment to the Certificate on February 12, 2010, subject to stockholder approval at the Annual Meeting.

The Company recently filed, and had declared effective, a Registration Statement on Form S-3 (the “Registration Statement”). The Registration Statement is designed to permit the Company to sell, from time to time, Company securities, including, without limitation, Common Stock, Preferred Stock and debt securities, in the public markets at prices to be determined at the time of sale. We are proposing the increase in the number of authorized shares of our Common Stock because we do not have a sufficient quantity of shares of Common Stock available for issuance (calculated as the number of authorized shares minus the total number of shares that are issued and outstanding, held in treasury or reserved for issuance) to be able to sell securities under such Registration Statement and still have an adequate amount of shares available for issuance for other possible needs of the Company, including future issuances under the 2006 Plan.

If the stockholders do not approve the proposed increase in the number of authorized shares of our Common Stock, the Company may not effectively use the Registration Statement. While the Company may consider effecting an equity offering of securities in the proximate future for purposes of raising additional capital or otherwise, the Company, as of the date hereof, has no immediate plans, arrangements, commitments, or understandings with respect to the issuance of any shares of such stock.

In addition to the need for additional shares for potential issuances under the Registration Statement, the Board of Directors believes that the increase in the number of authorized shares of our Common Stock is desirable to provide the Company with the flexibility to act promptly in the future with respect to corporate opportunities as they arise, without the delay and expense associated with holding a special meeting of stockholders, to the extent permitted by applicable law, to obtain stockholder approval each time such an opportunity arises that would require the issuance of shares of our Common Stock.  Further, the additional shares of Common Stock proposed to be authorized for issuance will be reserved for future issuances under the Registration Statement and the 2006 Plan (if such increase in the number of shares available for issuance under the 2006 Plan is approved at this year’s Annual Meeting).

The holders of any of the additional shares of Common Stock issued in the future will have the same rights and privileges as the holders of the shares of Common Stock currently authorized and outstanding.  Adoption of the proposed amendment and any issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the outstanding number of shares of the Common Stock, such as dilution of the earnings per share and voting rights of current holders of Common Stock.

Although an increase in the authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect (for example, by diluting the stock of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for a combination of the Company with another company), this proposal is not in response to any effort of which we are aware to accumulate the Company’s stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

Summary Description of the Proposed Amendment to the Certificate

The Board of Directors proposes to amend Article IV, Section 1 of the Certificate to read in its entirety as follows:

“Section 1.                      Authorized Shares

The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is Twenty-Eight Million Five Hundred Thousand (28,500,000) shares, of which Twenty-Three Million Five Hundred Thousand (23,500,000) shares shall be of a class designated as Common Stock, with a par value of Six Cents ($.06) per share, and Five Million (5,000,000) shares shall be of a class designated as Preferred Stock, with a par value of One Dollar ($1.00) per share.”

Required Vote

The affirmative vote of a majority of the shares of the Company’s common stock outstanding on April 19, 2010, the record date, is required for approval of this proposal.

Recommendation of the Board of Directors

Our Board of Directors recommends that you vote FOR approval of the proposed amendment to the Certificate to increase the number of authorized shares of our Common Stock.

PROPOSAL NO. 3
APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 2006 EQUITY COMPENSATION PLAN TO INCREASE THE SHARES AVAILABLE FOR ISSUANCE

Introduction

The Board of Directors recommends and proposes an amendment (“Amendment”) to the Company’s Amended and Restated 2006 Equity Compensation Plan (“2006 Plan”) to increase the number of shares available for issuance under the 2006 Plan from 600,000 to 1,000,000.  The compensation committee and the full Board of Directors each approved this Amendment to the 2006 Plan on February 12, 2010, subject to stockholder approval at the Annual Meeting.

The Board and the compensation committee believe that the increase in the number of shares available for issuance is in the best interests of the Company and its stockholders and will enable us to continue to offer our employees and our non-employee directors competitive and efficient equity incentive compensation.  In addition, we believe equity-based compensation is a valuable component of our reward system. Long-term incentives and stock-based awards focus employees on the objective of creating stockholder value and promoting the success of the Company.

Please note that this Proposal 3 is conditioned on the approval of Proposal 2.  Therefore, if Proposal 2 is not approved by the stockholders, Proposal 3 will automatically be deemed to have not been approved by the stockholders regardless of the number of shares actually voted “FOR” Proposal 3.  Proposal 2 is not conditioned on the approval of Proposal 3.

As of April 30, 2010, there were approximately 46,600 shares available for issuance under the 2006 Plan. If approved, the maximum number of shares authorized under the Plan will be 1,000,000.  All of these shares may be used for the grant of any type of award permitted under the 2006 Plan, as further described below.

We are not proposing any amendments to the 2006 Plan other than an increase in the number of shares available for issuance.

Summary of the 2006 Plan

The principal terms of the 2006 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2006 Plan, which appears as Appendix A to this proxy statement.

Administration

The 2006 Plan is administered by a committee composed of two or more members of the Board of Directors, all of whom are disinterested persons (the “Committee”).  Under the 2006 Plan, the Committee is authorized to grant incentive stock options, non-statutory stock options, shares of restricted stock, stock appreciation rights and supplemental bonuses consisting of shares of common stock, cash or a combination thereof.  Currently, the maximum aggregate number of shares of Common Stock that may be made subject to awards under the 2006 Plan is 600,000.  However, this Proposal No. 3 seeks stockholder approval to increase the number of shares reserved for issuance under the Plan to 1,000,000.

Eligible Participants

Key employees, including the executive officers listed in the Summary Compensation Table, together with directors and consultants, are eligible to receive awards under the 2006 Plan.  As of the date hereof, approximately 26 individuals have received awards under the 2006 Plan.

The following table sets forth the number of options received by the executive officers, non-employee directors and certain other employees in 2009:

2009 Awards Under the 2006 Plan

Name and Principal Position	Shares	Value(1)
	(#)	($)
Aaron D. Todd, Chief Executive Officer	15,000	$110,140
Trent J. Carman, Chief Financial Officer, Secretary and Treasurer	7,500	$50,325
David Dolstein, Senior President, Community- Based Services	7,500	$50,325
Michael D. Allen, Senior Vice President, Hospital-Based Services	5,000	$36,500
Sharon J. Keck, Chief Accounting Officer and Controller	5,000	$36,500
Paul H. Tate, Chief Operating Officer	10,000	$67,100
Non-Employee Directors	112,500	$955,384
All Other Employees	27,100	$318,639

(1)  Valuation assumptions and calculations are discussed following the 2009 Grants of Plan-Based Awards table on page 26.

Stock Options

The options granted under the 2006 Plan may be either incentive stock options (ISOs) that meet certain requirements under the federal income tax laws or non-incentive stock options (non-ISOs).  Each granted ISO will have an exercise price per share not less than one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date.  As of April 29, 2010, the last reported sales price of our Common Stock was $35.24 per share on The NASDAQ® Global Select Market.

Each option agreement will state the time or periods in which, or the conditions upon satisfaction of which, the right to exercise the option or a portion thereof will vest and the number of shares of Common Stock for which the right to exercise the option will vest at each such time, period, or fulfillment of condition.  The 2006 Plan provides that the term of any option granted may not exceed ten years and that each option may be exercised for such period as may be specified by the Committee in the grant of the option, subject to any vesting requirements set forth in the option agreement.  Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares.  The Committee has discretion to set the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part.

No ISO may be granted to an employee who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries unless the exercise price for each share of Common Stock subject to such incentive stock option is at least 110% of the fair market value per share of the Common Stock on the date of grant and such ISO award is not exercisable more than five years after its date of grant.  In addition, if the total fair market value of shares of Common Stock designated as and otherwise qualifying as ISOs that are exercisable for the first time by an employee in a given calendar year exceeds $100,000, valued as of the grant date of the option, the options for shares of Common Stock in excess of $100,000 for that year will be treated as non-ISOs.

Restricted Stock

The 2006 Plan provides for awards of shares of Common Stock that are subject to restrictions on transferability and other restrictions that may be determined by the Committee in its discretion.  The Committee sets all terms and conditions of each grant, including the number of shares of restricted stock subject to the grant, the purchase price, if any, to be paid by the grantee for such shares and restrictions applicable to the shares of restricted stock.  The restrictions placed on the restricted stock may include restrictions on transfer of all or a portion of the restricted stock, provisions for the forfeiture of such shares in specified circumstances, a right of the Company to repurchase the shares and the conditions (including price) of such repurchase, and a right of first refusal by the Company to purchase the shares before the shares may be transferred to a third party.  Such restrictions will lapse on the terms as are established by the Committee.  Restricted stock awards may be issued to participants either alone or in addition to other awards granted under the 2006 Plan.  The provisions of restricted stock awards need not be the same with respect to each recipient.

Stock Appreciation Rights

Stock Appreciation Rights (SARs) constitute the right to receive cash, shares of Common Stock, or a combination of both (in the sole discretion of the Committee), equal in value to the difference between the exercise price of the SAR and the market price of a share of Common Stock on the exercise date.  SARs may be granted alone or in tandem with options.  The exercise of all or a portion of a SAR granted with a related option results in the forfeiture of all or a corresponding portion of the related option, and vice versa.  The provisions of SARs need not be the same with respect to each recipient.  The Committee may impose such conditions or restrictions on the exercise of any SAR as it deems appropriate.

Supplemental Bonuses

The 2006 Plan permits Supplemental Bonuses that are tied to specific non-ISOs or SARs to be granted to participants.  Supplemental Bonuses, if granted, may be granted either at the time of the underlying non-ISO or SAR grant or at any time prior to exercise of the underlying non-ISO or SAR in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under a stock option, or a specified number of SARs which may be or become exercisable.  Supplemental Bonuses are to be paid upon the exercise of the non-ISO or SAR to which they are related.  The Committee, in its discretion, may elect to pay Supplemental Bonuses in the form of cash, shares of Common Stock, or any combination of cash and shares of Common Stock.  A Supplemental Bonus may not exceed the amount of income taxes, assuming the maximum combined federal and state income tax rates, arising from the exercise and payment of the non-ISO or SAR and the Supplemental Bonus itself.

Merger or Liquidation of the Company

The Plan permits any award agreement to provide that the award will vest, and any restrictions and other conditions applicable to awards will lapse, upon a disposition of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or merger or reorganization in which the Company is not the surviving corporation.

Amendments and Termination

The Board of Directors may amend or terminate the Plan provided that no outstanding awards may be adversely affected without the consent of the affected participant.  Stockholder approval generally must be obtained to (i) increase the maximum number of shares of Common Stock that may be made subject to stock options; (ii) materially increase the benefits accruing to participants under the 2006 Plan; or (iii) materially modify the requirements as to eligibility for participation in the 2006 Plan.  No award may be granted under the 2006 Plan subsequent to ten years after the effective date of the 2006 Plan.

Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences that may apply to recipients of the options under the 2006 Plan.  BECAUSE APPLICATION OF THE TAX LAWS VARIES ACCORDING TO INDIVIDUAL CIRCUMSTANCES, A PARTICIPANT SHOULD SEEK PROFESSIONAL TAX ADVICE CONCERNING THE TAX CONSEQUENCES OF HIS OR HER PARTICIPATION IN THE 2006 PLAN, INCLUDING THE POTENTIAL APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS AND ESTATE AND GIFT TAX CONSIDERATIONS.

Incentive Stock Options.  A participant who is granted an ISO recognizes no taxable income when the ISO is granted.  Generally, a participant will not recognize taxable income upon exercise of an ISO for regular income tax purposes but generally will recognize taxable income upon the exercise of an ISO for alternative minimum tax (“AMT”) purposes (see below).  A participant who exercises an ISO will recognize taxable gain or loss upon the sale of the shares underlying the option.  Any gain or loss recognized on the sale of shares acquired upon exercise of an ISO is taxed as capital gain or loss if the shares have been held for more than one year after the option was exercised and for more than two years after the option was granted.  If the participant disposes of the shares before the required holding periods have elapsed (a “disqualifying disposition”), the participant is subject to income tax (but not FICA taxes) as though he or she had exercised a non-ISO, except that the ordinary income on exercise of the option is recognized in the year of the disqualifying disposition and generally is the lesser of (1) the excess of the fair market value of the shares acquired on the date of its exercise over the option price, or (2) the excess of the amount realized in the sale of the stock over the original option price.  The Company will not be entitled to a deduction with respect to the grant or exercise of the ISO or the sale of the ISO shares, except in the case of a disqualifying disposition of the ISO shares, upon which event the Company deduction is the same amount as the income to the participant.

Alternative Minimum Tax.  The exercise of an ISO may result in tax liability under the AMT.  The AMT provides for additional tax equal to the excess, if any, of (a) 26% or 28% of “alternative minimum taxable income” in excess of an applicable exemption amount, over (b) regular income tax for the taxable year.  For purposes of calculating alternative minimum taxable income, an ISO is treated as if it were a non-ISO (as noted below), so the difference between the fair market value of the shares on the date of exercise and the option price will be deemed to be income for this purpose and the taxpayer will hold the shares with a tax basis equal to such fair market value on the date of exercise for subsequent AMT purposes.  Application of the AMT to any exercise of an ISO and to a disqualifying disposition of shares is complex and will vary depending upon each person’s circumstances.

Non-Incentive Stock Options.  The tax treatment of non-ISOs differs significantly from the tax treatment of ISOs.  No taxable income is recognized when a non-ISO is granted but, upon the exercise of a non-ISO, the difference between the fair market value of the shares underlying the option on the date of exercise (or up to 6 months later if the option is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and the exercise price is taxable as ordinary income to the recipient and is generally deductible by the Company.  If the recipient is an employee of the Company, the income will constitute additional wages, subject to FICA taxes.  The recipient will have a tax basis in the shares equal to the fair market value on the date of exercise and the holding period for the shares will begin on the day after the date the option is exercised.  For long-term capital gain treatment, the shares must be held for more than one year.

Restricted Stock Awards.  Grantees of restricted shares issued pursuant to the 2006 Plan (the “Restricted Shares”) ordinarily do not recognize income at the time of the grant of unvested awards.  However, when Restricted Shares are no longer subject to a substantial risk of forfeiture, grantees recognize ordinary income in an amount equal to the fair market value of the shares less the amount paid, if any, for the shares.  Alternatively, the grantee of Restricted Shares may elect to recognize income upon the grant of the shares and not at the time the restrictions lapse.  The election is made by filing a required notice with the Internal Revenue Service within 30 days from the grant, with a copy to the Company.  If the grantee is an employee of the Company, the income will constitute additional wages, subject to FICA taxes.  The Company generally is entitled to deduct an amount equal to the income recognized by the grantee at the time the grantee recognizes the income.

Stock Appreciation Rights.  Ordinary income is reportable when a SAR is granted to a participant.  A penalty of 20% of such income may be payable unless the SAR is issued with conditions that meet the requirements of Section 409A of the Code.  Assuming such 409A requirements are met, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of the Company’s common stock received at the time of exercise.  The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code.  If the recipient is an employee of the Company, the income will constitute additional wages, subject to FICA taxes.  If the Company issues shares, the recipient will have a tax basis in the shares equal to the fair market value on the date of exercise and the holding period for the shares will begin on the day after the date the option is exercised.  For long-term capital gain treatment, the shares must be held for more than one year.  Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Supplemental Bonus.  A participant generally will recognize no income upon the grant of a Supplemental Bonus assuming such grant meets the requirements of Section 409A of the Code.  In such event, upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any non-restricted shares received.  If the participant receives shares of restricted stock, the participant generally will be taxed in the manner as described above (see discussion under “Restricted Stock”).  Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date of receipt of the stock, will be taxed as capital gain or loss.

Withholding.  The Company may take such steps as it deems necessary or appropriate to withhold federal, state and local income and payroll taxes in connection with any award under the 2006 Plan.

Change of Control.  If there is an acceleration of the vesting or payment of awards and/or an acceleration of the exercisability of options upon a change of control, all or a portion of the accelerated awards may constitute “excess parachute payments” under Section 280G of the Code.  Generally an employee receiving an excess parachute payment incurs an excise tax of 20% of the amount of the payment in excess of the employee’s average annual compensation over the five calendar years preceding the year of the change of control and the Company is not entitled to a deduction for such excess amount.

The foregoing summary of the federal income tax consequences of the 2006 Plan is based on present federal tax law and regulations.  The summary does not purport to be complete or applicable to every specific situation.

Vote Required

The affirmative vote of a majority of the shares of the Company’s Common Stock cast in person or by proxy at the Annual Meeting is required for approval of this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the amendment to the Amended and Restated 2006 Equity Compensation Plan to increase the number of shares available for issuance from 600,000 to 1,000,000.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of KPMG LLP served as our independent registered public accounting firm for the 2009 fiscal year ended December 31, 2009. The audit committee has appointed KPMG LLP to serve for the current 2010 fiscal year ending December 31, 2010. Our board is requesting ratification by our stockholders of KPMG LLP’s appointment.  Representatives of KPMG LLP will be present at the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to any questions that might arise.

In the event this proposal is defeated, the stockholder vote will not be binding on the Company but may be considered by our audit committee when it considers selecting other independent registered public accounting firms for the next fiscal year. However, because of the difficulty and expense of making any substitution of an independent registered public accounting firm after the beginning of the fiscal year, KPMG LLP’s appointment for the 2010 fiscal year will be permitted to stand unless the audit committee finds other reasons for making a change.

Principal Accountant Fees and Services

KPMG LLP, the Company’s independent registered public accounting firm, audited our consolidated financial statements for the years ended December 31, 2009 and 2008.  In addition to retaining KPMG LLP to audit the consolidated financial statements for the year ended December 31, 2009, we retained KPMG LLP to provide other services.  The aggregate fees incurred by us for audit, audit-related, tax and other services provided by KPMG LLP during the years ended December 31, 2009 and 2008, were as follows:

	2009	2008
Audit fees	$620,000	626,835
Audit-related fees	6,382	12,830
Tax fees	---	---
All other fees	---	---
Total	$626,382	639,665

Audit fees include fees for the audit of the annual consolidated financial statements, review of unaudited consolidated financial statements included in quarterly reports on Form 10-Q, the audit of management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2009 and 2008, review of SEC filings, consents, comfort letters and other services normally provided by the accountant in connection with statutory and regulatory filings or engagements for those years.

Audit-related fees include assurance and related services that are reasonably related to the performance of the audit or review of financial statements.  These services include the review of registration statements and other services not directly impacting the audit of the annual financial statements and related services.

Tax fees include tax services related to the preparation and/or review of, and consultations with respect to, federal, state, and local tax returns.  KPMG LLP performed no such services during 2009 or 2008.

All other fees include fees for services not considered audit or tax services.  KPMG LLP performed no such services during 2009 or 2008.

Pre-Approval Policies and Procedures

All audit and non-audit services performed by our independent registered public accounting firm during the fiscal year ended December 31, 2009, were pre-approved by the audit committee, which concluded that the provision of such services by KPMG LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

The audit committee’s pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services.  Audit services not covered by the annual engagement letter, audit-related services and tax services require the specific pre-approval by the audit committee prior to engagement.  In addition, services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be pre-approved by the audit committee prior to engagement, regardless of the service being requested or the dollar amount involved.

The audit committee may delegate pre-approval authority to one or more of its members.  The member or members to whom such authority is delegated are required to report any pre-approval decisions to the audit committee at the meeting of the audit committee following the decision.   The audit committee is not permitted to delegate to management its responsibilities to pre-approve services to be performed by our independent registered public accounting firm.

Vote Required

The affirmative vote of a majority of the shares of the Company’s common stock outstanding shares of common stock present in person or by proxy at the Annual Meeting is required for approval of this proposal.

Recommendation of the Board of Directors

FOR ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Audit Committee Report

The members of the audit committee have been appointed by the Board of Directors. The audit committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in February 2010, the text of which is available on the Company’s website at www.airmethods.com.  The contents of our website are not incorporated by reference into this document for any purpose.

The audit committee serves in an oversight capacity and is not intended to be part of the Company’s operational or managerial decision-making process.  The Company’s management is responsible for preparing the Company’s consolidated financial statements, and its independent auditors are responsible for auditing the consolidated financial statements. The principal purpose of the audit committee is to monitor these processes.

In this context, the audit committee or the Chairman met and held discussions with management and the independent auditors, KPMG LLP. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

As further detailed in its charter, the role of the audit committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding the following:

·	the integrity of the Company’s financial statements, including matters relating to its internal controls;

·	the qualification and independence of the Company’s independent auditors;

·	the performance of the independent auditors; and

·	compliance with legal and regulatory requirements.

In the performance of established oversight functions, the audit committee reviewed and discussed the audited financial statements with management and the independent auditors.  The Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect.  Finally, the Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence.

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the audit committee referred to above and in the committee’s charter, the committee recommended to the Board of Directors and the Board of Directors approved inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the SEC. Also, in 2009, the committee recommended, and the Board of Directors approved, the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2010.

By the Audit Committee:

MG Carl H. McNair, Jr. (Chair)
Mark D. Carleton
Samuel H. Gray
David A. Roehr

INCORPORATION BY REFERENCE

The information contained in the Compensation/Stock Option Committee Report and Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

STOCKHOLDER PROPOSALS

Stockholders who intend to present proposals at the 2011 Annual Meeting of Stockholders, which the Company expects to hold in June 2011, must deliver proposals to the Company at its principal executive offices, Attention:  Corporate Secretary, by January 9, 2011 for inclusion in the proxy materials relating to that meeting.  All proposals must comply with the applicable requirements of federal securities’ laws and the Company’s Bylaws.

Stockholder proposals for the 2011 Annual Meeting of Stockholders submitted to the Company after January 9, 2011 may, at the discretion of the Company, be voted on at the 2011 Annual Meeting of Stockholders so long as such proposal is received by the Company prior to March 19, 2011.  All proposals received by the Company after March 19, 2011 will be considered untimely.

OTHER MATTERS

The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described above.  However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the proxies respective to any such business in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS:

/s/ Trent J. Carman

Trent J. Carman, Secretary
May 10, 2010
Englewood, Colorado

Annex A

AMENDED AND RESTATED

AIR METHODS CORPORATION

2006 EQUITY COMPENSATION PLAN

Dated: August 6, 2009

I.	Purpose

This Amended and Restated Air Methods Corporation 2006 Equity Compensation Plan (the “Plan”) provides for Equity Compensation Grants (as defined below) to Employees and Consultants (as defined herein, including nonemployee directors) of Air Methods Corporation (the “Company”), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”)), as the Board of Directors of the Company (the “Board”) shall from time to time designate (“Participating Subsidiaries”), in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of their Employees and Consultants.  The Company now desires to amend and restate the Air Methods Corporation 2006 Equity Compensation Plan (the “Prior Plan”) pursuant to the terms hereof to avoid any negative income tax consequences to Participants that might arise under the Prior Plan due to the application of Section 409A of the Internal Revenue Code of 1986, as amended, while retaining the same essential economic terms of the Prior Plan.

II.	Certain Definitions

2.1           “Stock Option”.  A Stock Option is the right granted under the Plan to a Participant to purchase shares of Common Stock, at such time or times, and at such price or prices (“Option Price”), as are determined by the Committee.  A Stock Option may be an ISO or a Non-ISO as such terms are defined in Section II.

2.2           “Stock Appreciation Right”.  A Stock Appreciation Right is the right to receive payment, in shares of Common Stock, cash, or a combination of shares of Common Stock and cash, of the Redemption Value of a specified number of shares of Common Stock then purchasable under a Stock Option.

2.3           “Restricted Stock Grant”.  A Restricted Stock Grant is the right to acquire shares of Common Stock for such consideration, if any, and subject to such restrictions on transfer and other terms and conditions as are provided for in Section VIII and as established by the Committee.

2.4           “Supplemental Bonus”.  A Supplemental Bonus is the right to receive payment, in shares of Common Stock, cash, or a combination of shares of Common Stock and cash, of an amount determined under Section 7.6.

2.5           “Equity Compensation Grant”.  An Equity Compensation Grant is a Stock Option, Stock Appreciation Right, Restricted Stock Grant on Supplemental Bonus.

2.6           “Redemption Value”.  The Redemption Value of shares of Common Stock purchasable under a Stock Option shall be the amount, if any, by which the Fair Market Value of one share of Common Stock on the date on which the Stock Option is exercised exceeds the Option Price for such share.

2.7           “Common Stock”.  A share of Common Stock means a share of authorized but unissued or reacquired Common Stock of the Company.

2.8           “Fair Market Value”.  For the purpose of the Plan, with respect to any date,

(a)            If the Common Stock shall be readily tradable on an established securities market, the Fair Market Value of a share of Common Stock shall be the officially-quoted closing price for such date of the shares on the NASDAQ Stock Market or such other stock exchange or securities trading market which is the primary trading market for such shares, or if no closing price is reported on such date, the average of the representative closing bid and asked prices on such date as reported by an accepted reporting service, and,

(b)            Otherwise, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Committee after such consultation with outside experts as the Committee may deem advisable, and the Committee shall maintain a written record of its method of determining such value; provided however, that any valuation of a share of Common Stock pursuant to this Section 2.8(b) shall be by the reasonable application of a reasonable method of valuation pursuant to Treasury Regulation Section 1.409A-1(b)(iv)(B).

2.9           “Employee”.  An Employee is an employee of the Company or any Participating Subsidiary.

2.10         “Consultant”.  A Consultant is a bona fide consultant, or a nonemployee director, of the Company or any Participating Subsidiary.

2.11         “Participant”.  A Participant is an Employee or Consultant to whom an Equity Compensation Grant is granted.

2.12         “Disinterested Person”.  A Disinterested Person is a director of the Company who is not, during the one year prior to service as an administrator of the Plan, granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates except as may be permitted by Rule 16b-3(d) under the Securities Exchange Act of 1934 or any successor to such rule.

III.	Incentive Stock Options and Non-Incentive Stock Options

The Stock Options granted under the Plan may be either:

(a)           Incentive Stock Options (“ISOs”) which are intended to be “Incentive Stock Options” as that term is defined in Section 422 of the Code; or

(b)           Non-Incentive Stock Options (“Non-ISOs”) which are intended to be options that do not qualify as  “Incentive Stock Options” under Section 422 of the Code.

All Stock Options granted to Participants other than Consultants shall be ISOs unless the Option Agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as Non-ISOs.  Subject to the other provisions of the Plan, a non-Consultant Participant may receive ISOs and Non-ISOs at the same time, provided that the ISOs and Non-ISOs are clearly designated as such.  All Stock Options granted to Consultants shall be Non-ISOs.

Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options, shall apply to ISOs and Non-ISOs.

IV.	Administration

4.1           Committee.  The Plan shall be administered by a committee (the “Committee”) composed of two or more directors, all of whom are Disinterested Persons.  The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules for administering the Plan as it may deem necessary to comply with the requirements of the Code, to assure that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or to conform to any regulation or any change in any law or regulation applicable thereto.  The Committee may delegate any of its responsibilities under the Plan, other than its responsibilities to grant Equity Compensation Grants, to determine whether the Stock Appreciation Rights or Supplemental Bonuses, if any, payable to a Participant shall be paid in cash, in shares of Common Stock or a combination thereof, or to interpret and construe the Plan.  If the Board is composed entirely of Disinterested Persons, the Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving.  All references in the Plan to the “Committee” shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of the Committee.

4.2           Actions of Committee.  All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons.  No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

V.	Eligibility and Participation

Equity Compensation Grants may be made to Employees or Consultants of the Company or any Participating Subsidiary, including directors of the Company who are also Employees.  The Committee shall from time to time determine the Employees or Consultants to whom Equity Compensation Grants shall be granted, the number of shares of Common Stock subject to each such Equity Compensation Grant and the terms and provisions of each such Equity Compensation Grant, all as provided in this Plan.

VI.	Shares of Common Stock Subject to the Plan

6.1           Maximum Number.  The maximum aggregate number of shares of Common Stock that may be issued pursuant to Equity Compensation Grants granted under the Plan shall be 600,000.  If any shares of Common Stock subject to an Equity Compensation Grant are forfeited or expire under the terms of the Grant, such shares may again be made subject to Equity Compensation Grants.

6.2           Capital Changes.  In the event any changes are made to the Company’s Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of ten percent (10%) at any single time, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in:  (i) the number of shares of Common Stock theretofore made subject to Equity Compensation Grants, and in the purchase price of said shares; and (ii) the aggregate number of shares which may be made subject to Equity Compensation Grants.  If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

VII.	Stock Options

7.1           Grant of Stock Options.  The Committee may from time to time, grant Stock Options to a Participant and establish the number of shares of Common Stock subject to each such Stock Option, the Option Price of each option and all other terms and conditions of exercise of the Stock Option, all as provided in the Plan.  The Option Price of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted and the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Common Stock as to which all ISOs granted to an Employee may first become exercisable in a particular calendar year may not exceed $100,000.  The Option Price of a Non-ISO may be less than the Fair Market Value on the date the Non-ISO is granted if the Committee so determines.  If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISO is granted, and such ISO shall not be exercisable after 5 years after the date on which it was granted.  Each Stock Option shall be evidenced by a written agreement (“Option Agreement”) containing such terms and provisions as the Committee may determine, subject to the provisions of the Plan.

7.2           Time of Exercise.  Subject to the provisions of the Plan, including without limitation Section 7.4, the Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire, which shall be, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted.  Such time or times shall be set forth in the Option Agreement evidencing such Stock Option.

7.3           Exchange of Outstanding Stock.  The Committee, in its sole discretion, may permit a Participant to surrender to the Company shares of the Common Stock previously acquired by the Participant as part or full payment for the exercise of a Stock Option.  Such surrendered shares shall be valued at their Fair Market Value on the date of exercise.

7.4           Termination of Employment Before Exercise.  With respect to Participants who are Employees, if a Participant’s employment with the Company or a Participating Subsidiary shall terminate for any reason other than the Participant’s death or disability, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s) and unless otherwise determined by the Committee and set forth in a Participant’s applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of three months (but, in the case of an ISO, in no event beyond ten years from the date of grant of the ISO).  If such Participant’s employment is terminated because the Participant dies or is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s) and unless otherwise determined by the Committee and set forth in a Participant’s applicable Option Agreement(s) shall remain exercisable by the Participant or his Personal Representative or successor, in the case of death, after the termination of his employment for a period of twelve months (but, in the case of an ISO, in no event beyond ten years from the date of grant of the ISO).  The termination of a Stock Option granted to a Consultant shall be as determined by the Committee, and set forth in the Consultant’s applicable Option Agreement(s).  If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

7.5           Disposition of Forfeited Stock Options.  Any shares of Common Stock subject to Stock Options forfeited by a Participant may be made subject to Stock Options granted to other Participants.

7.6           Grant of Supplemental Bonuses.  The Committee, either at the time of grant or at any time prior to exercise of any Non-ISO or Stock Appreciation Right, may provide for a Supplemental Bonus from the Company or Participating Subsidiary in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under a Stock Option, or a specified number of Stock Appreciation Rights which may be or become exercisable.  Such Supplemental Bonus shall be payable upon the exercise of the Non-ISO or Stock Appreciation Right with regard to which such Supplemental Bonus was granted.  A Supplemental Bonus shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him upon the exercise of the Non-ISO or upon the exercise of such Stock Appreciation Right, calculated using the maximum combined Federal and Colorado income tax rates then in effect and taking into account the tax liability arising from the Participant’s receipt of the Supplemental Bonus.  The Committee may, in its discretion, elect to pay any part or all of the Supplemental Bonus in:  (i) cash; (ii) shares of Common Stock; or (iii) any combination of cash and shares of Common Stock.  The provisions of Section 9.3 shall apply to the giving of notice, the determination of the number of shares to be delivered, and the time for delivering shares.  In applying Section 9.3, the Supplemental Bonus shall be treated as if it were a Stock Appreciation Right that the Participant exercised on the day the Supplemental Bonus became payable.

VIII.	Restricted Stock Grants

8.1           Grants of Restricted Stock.  The Committee may, from time to time, grant rights to acquire shares of Common Stock (“Restricted Shares” or “Shares”) to any Participant.  The Committee shall establish all terms and conditions of the grant, including the number of Restricted Shares subject to the grant, the purchase price, if any to be paid by the Grantee for such shares and restrictions applicable to the Restricted Shares.  The restrictions placed on the Restricted Shares may include restrictions on transfer of all or a portion of the Restricted Shares, provisions for the forfeiture of such Shares in specified circumstances, a right of the Company to repurchase the Restricted Shares and the conditions (including price) of such repurchase, and a right of first refusal in the Company to purchase the Shares before the Shares may be transferred to a third party.  Each Restricted Stock Grant shall be evidenced by an agreement (“Restricted Stock Agreement”) between the Company and the Participant setting forth the terms of the Restricted Stock Grant.

8.2           Rights of Grantee.  Shares of Common Stock that are issued as a Restricted Stock Grant shall be issued in the name of the Grantee as soon as reasonably practicable after the grant upon acceptance of the restrictions by the Grantee in a Restricted Stock Agreement.  At the sole discretion of the Committee, certificates for the Restricted Stock will be deposited with an escrow agent (which may be the Company) designated by the Committee.  Unless the Committee determines otherwise, and as set forth in the Restricted Stock Agreement, upon delivery of the Restricted Stock to the escrow agent, the Participant will have the rights of a stockholder with respect to the Restricted Shares, including the right to vote the Shares and to receive dividends or other distributions as described in Section 8.8.

8.3           Non-Transferability.  Until all restrictions upon the shares of Restricted Stock awarded to a Participant have lapsed in the manner set forth in Section 8.4, the Shares shall not be sold, transferred or otherwise disposed of by the Participant, nor pledged or otherwise hypothecated, nor will the certificates representing the Restricted Shares be delivered to the Participant.

8.4           Lapse of Restrictions.  Restrictions upon shares of Restricted Stock awarded hereunder will lapse at such time or times and on such terms and conditions as the Committee may determine.  The Restricted Stock Agreement evidencing the Restricted Stock Grant will set forth any such terms and conditions.

8.5           Forfeiture of Restricted Stock.  All shares of Restricted Stock will be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Share will terminate unless the Participant continues in the service of the Company until the expiration of a forfeiture period set forth in the Restricted Stock Agreement and satisfies any and all other conditions set forth in said Agreement.  The Committee, in its sole discretion, may determine the forfeiture period (which may, but need not, lapse in installments) in any other terms or conditions applicable to any Restricted Stock Grant.

8.6           Waiver of Forfeiture.  Notwithstanding anything in this Section VIII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and other conditions set forth in any Restricted Stock Agreement under appropriate circumstances, including, without limitation, the death, disability or retirement of the Participant or a material change in circumstances arising after the date of Grant, and subject to such terms and conditions (including, without limitation, forfeiture of a proportionate number of the Restricted Shares) as the Committee deems appropriate.

8.7           Modification or Substitution.  Subject to the terms of the Plan, the Committee may modify outstanding awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent that the restrictions on such Shares have not yet lapsed) and award new Restricted Stock Grants in substitution for them.  Notwithstanding the foregoing, no modification of an award will adversely alter or impair any rights or obligations under the Restricted Stock Agreement without the Participant’s consent.

8.8           Treatment of Dividends.  At the time a grant of Restricted Stock is awarded, the Committee may, in its sole discretion, determine that the payment to the Participant of dividends, or a specified portion thereof, declared or paid on such Common Stock by the Company will be (i) deferred until the lapsing of the restrictions imposed upon such Common Stock and (ii) held by the Company for the account of Participant until such time.  In the event that dividends are to be deferred, the Committee will determine whether such dividends are to be reinvested in additional Shares of Common Stock (which will be held as additional Shares of Restricted Stock) or held in cash.  If deferred dividends are to be held in cash, there may be credited at the end of each year (or a portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine.  Payment of deferred dividends in respect of the Shares of Restricted Stock (whether held in cash or as additional Restricted Shares) together with interest accrued thereon, if any, will be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred, together with any interest accrued thereon, in any respect of any Restricted Shares, will be forfeited upon the forfeiture of such Shares of Restricted Stock.

8.9           Delivery of Common Stock.  Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee will cause a stock certificate to be delivered to the Participant with respect to such Shares, free of all restrictions hereunder.

IX.	Stock Appreciation Rights

9.1           Grant of Stock Appreciation Rights.  The Committee may, from time to time, grant Stock Appreciation Rights to a Participant with respect to not more than the number of shares of Common Stock which are, or may become, purchasable under any Stock Option held by the Participant.  The Committee may, in its sole discretion, specify the terms and conditions of such rights, including without limitation the date or dates upon which such rights shall expire and become void and unexercisable; provided, however, that in no event shall such rights expire and become void and unexercisable later than the time when the related Stock Option is exercised, expires or terminates.  Each Participant to whom Stock Appreciation Rights are granted shall  be given written notice advising him of the grant of such rights and specifying the terms and conditions of the rights, which shall be subject to all the provisions of this Plan.

9.2           Exercise of Stock Appreciation Rights.  Subject to Section 9.3, and in lieu of purchasing shares of Common Stock upon the exercise of a Stock Option held by him, a Participant may elect to exercise the Stock Appreciation Rights, if any, he has been granted and receive payment of the Redemption Value of all, or any portion, of the number of shares of Common Stock subject to such Stock Option with respect to which he has been granted Stock Appreciation Rights; provided, however, that the Stock Appreciation Rights may be exercised only when the Fair Market Value of the Common Stock subject to such Stock Option exceeds the exercise price of the Stock Option.  A Participant shall exercise his Stock Appreciation Rights by delivering a written notice to the Committee specifying the number of shares with respect to which he exercises Stock Appreciation Rights and agreeing to surrender the right to purchase an equivalent number of shares of Common Stock subject to his Stock Option.  If a Participant exercises Stock Appreciation Rights, payment of his Stock Appreciation Rights shall be made in accordance with Section 9.3 on or before the 90th day after the date of exercise of the Stock Appreciation Rights.

9.3           Form of Payment.  If a Participant elects to exercise Stock Appreciation Rights as provided in Section 9.2, the Committee may, in its absolute discretion, elect to pay any part or all of the Redemption Value of the shares with respect to which the Participant has exercised Stock Appreciation Rights in:  (i) cash; (ii) shares of Common Stock; or (iii) any combination of cash and shares of Common Stock.  The Committee’s election pursuant to this Section 9.3 shall be made by giving written notice to the Participant within said 90-day period, which notice shall specify the portion which the Committee elects to pay in cash, shares of Common Stock or a combination thereof.  In the event any portion is to be paid in shares of Common Stock, the number of shares to be delivered shall be determined by dividing the amount which the Committee elects to pay in shares of Common Stock by the Fair Market Value of one share of Common Stock on the date of exercise of the Stock Appreciation Rights.  Any fractional share resulting from any such calculation shall be disregarded.  Said shares, together with any cash payable to the Participant, shall be delivered within said 90-day period.

X.	No Contract of Employment

Nothing in this Plan shall confer upon the Participant the right to maintain its relationship with the Company or any Participating Subsidiary, whether as an Employee, Consultant or otherwise, nor shall it interfere in any way with any right of the Company, or any such Participating Subsidiary, to terminate its relationship with the Participant at any time for any reason whatsoever, with or without cause.

XI.	No Rights as a Stockholder

A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option.  Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant’s Stock Option.

XII.	Assignability

No Equity Compensation Grants granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution or, in the case of a Non-ISO, pursuant to a qualified domestic relations order as defined by the Code, Title I of the Employee Retirement Income Security Act (“ERISA”), or the rules thereunder.  Notwithstanding the preceding sentence, the Committee may, in its sole discretion, permit an assignment or transfer of a Non-ISO by a Participant and the exercise thereof by a person other than such Participant, on such terms and conditions as the Committee in its sole discretion may determine.  In the event of his death, the Stock Option, any Stock Appreciation Right or Supplemental Bonus right, the rights under a Restricted Stock Grant may be exercised by the Personal Representative of the Participant’s estate or, if no Personal Representative has been appointed, by the successor or successors in interest determined under the Participant’s will or under the applicable laws of descent and distribution.

XIII.	Merger or Liquidation of the Company

If the Company or its stockholders enter into an agreement to dispose of all, or substantially all, of the assets or outstanding capital stock of the Company by means of a sale or liquidation, or a merger or reorganization in which the Company is not the surviving corporation, all rights under Equity Compensation Grants outstanding under the Plan as of the day before the consummation of such sale, liquidation, merger or reorganization, to the extent not exercised, shall for all purposes under this Plan become exercisable in full as of such date even though the dates of exercise established pursuant to an applicable Stock Option Agreement or Restricted Stock Agreement have not yet occurred.

XIV.	Amendment

The Board may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 6.2), (ii) materially increase the benefits accruing to Participants under the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

XV.	Registration of Optioned Shares

The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and from the qualification requirements of any state securities law.

XVI.	Withholding Taxes

16.1          Cash Remittance.  Whenever shares of Common Stock are to be issued upon the exercise, grant or vesting of an Equity Compensation Grant, and whenever any amount shall become payable in respect of any Equity Compensation Grant, unless the Participant exercises his or her rights under subsections (b) and (c) of this Article XVI, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any, attributable to such exercise, grant, vesting, or payment prior to the delivery of any certificate or certificates for such shares or the effectiveness of the lapse of such restrictions or making of such payment.  The Company can delay the delivery to a Participant of any Common Stock or cash payable to such Participant to determine the amount of withholding to be collected and to collect and process such withholding.

16.2          Stock Remittance.  At the election of the Participant, when shares of Common Stock are to be issued upon the exercise, grant, or vesting of an Equity Compensation Grant, the Participant may tender to the Company, a number of shares of Common Stock that have been owned by the Participant for at least six months having a Fair Market Value at the tender date sufficient to satisfy the federal, state, and local withholding tax requirements, if any, attributable to such exercise, grant, or vesting but not greater than such withholding obligations.  The Company can delay the delivery to a Participant of any Common Stock to such Participant to determine the amount of withholding to be collected and to collect and process such withholding.

16.3          Stock Withholding.  At the election of the Participant, when shares of Common Stock are to be issued upon the exercise, grant, or vesting of an Equity Compensation Grant, the Company shall withhold a number of such shares having a Fair Market Value at the exercise date sufficient to satisfy the federal, state, and local withholding tax requirements, if any, attributable to such exercise, grant, or vesting but not greater than such withholding obligations.  The Company can delay the delivery to a Participant of any Common Stock payable to such Participant to determine the amount of withholding to be collected and to collect and process such withholding.

XVII.	Non-Exclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees, consultants and directors generally, or to any class or group of employees, consultants or directors, which the Company or any Participating Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits, and executive short term incentive plans.

XVIII.	Effective Date; Prior Plan Not Superseded

18.1          Effective Date of Plan.  This 2006 Equity Compensation Plan was adopted by the Board of Directors effective as of May 3, 2006 (the “Effective Date”) and was submitted for approval by the Company’s stockholders at the Company’s annual meeting of stockholders on August 2, 2006.

18.2          1995 Plan Not Superseded.  This 2006 Equity Compensation Plan does not supersede or otherwise affect the 1995 Stock Option Plan adopted August 15, 1995, and approved by the Company’s stockholders on May 23, 1996.  All options granted under the 1995 Plan remain valid and shall continue to be governed by the provisions of the 1995 Plan.

18.3          Term of Plan.  No Equity Compensation Grant shall be granted under this 2006 Equity Compensation Plan subsequent to ten (10) years after the Effective Date.  Stock options outstanding subsequent to the ten years after the Effective Date shall continue to be governed by the provisions of the Plan.

ANNUAL MEETING OF STOCKHOLDERS OF

AIR METHODS CORPORATION

June 17, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
COMPANY NUMBER

Vote online/phone until 11:59 PM EST the day before the meeting.
ACCOUNT NUMBER
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at www.airmethods.com

”Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.”

20230303000000000000 8	061710

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒

1.	To elect George W. Belsey, C. David Kikumoto and MG Carl H. McNair, Jr. USA (Ret.) as Class I directors of the Company for three-year terms;					FOR	AGAINST	ABSTAIN
		NOMINEES:		2.	To increase the number of authorized shares of our common stock, par value $.06 per share, by 7.5 million from 16,000,000 shares to 23,500,000 shares;	☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O O O	George W. Belsey C. David Kikumoto MG Carl H. McNair, Jr. USA (Ret.)
				3.	Subject to approval of Proposal 2, to increase the number of shares available for issuance under the Amended and Restated 2006 Equity Compensation Plan from 600,000 to 1,000,000; and	☐	☐	☐

				4.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 4.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

AIR METHODS CORPORATION

June 17, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at www.airmethods.com

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

”Please detach along perforated line and mail in the envelope provided. ”

20230303000000000000 8	061710

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect George W. Belsey, C. David Kikumoto and MG Carl H. McNair, Jr. USA (Ret.) as Class I directors of the Company for three-year terms;					FOR	AGAINST	ABSTAIN
		NOMINEES:		2.	To increase the number of authorized shares of our common stock, par value $.06 per share, by 7.5 million from 16,000,000 shares to 23,500,000 shares;	☐	☐	☐
☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	O O O	George W. Belsey C. David Kikumoto MG Carl H. McNair, Jr. USA (Ret.)
				3.	Subject to approval of Proposal 2, to increase the number of shares available for issuance under the Amended and Restated 2006 Equity Compensation Plan from 600,000 to 1,000,000; and	☐	☐	☐

				4.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 4.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:           Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

AIR METHODS CORPORATION

Proxy for Annual Meeting of Stockholders on June 17, 2010

Solicited on Behalf of the Board of Directors

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned hereby appoints Aaron D. Todd and Trent J. Carman, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Air Methods Corporation, to be held June 17, 2010 at the Company's corporate office, 7301 S. Peoria St., Englewood, CO, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)